Exhibit 10.1

EXECUTION VERSION

THIS AGREEMENT AND THE LIENS CREATED HEREIN ARE SUBJECT TO THE LIEN PRIORITY AND OTHER PROVISIONS SET FORTH IN (I) THAT CERTAIN LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF MAY 28, 2010 AMONG BANK OF AMERICA, N.A., AS ABL AGENT FOR THE ABL SECURED PARTIES REFERRED TO THEREIN, THE TERM COLLATERAL AGENT, AS SECURED DEBT REPRESENTATIVE (PURSUANT TO THAT CERTAIN LIEN SHARING AND PRIORITY CONFIRMATION JOINDER DATED THE DATE HEREOF), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS NOTEHOLDER COLLATERAL AGENT, HOLDINGS, THE COMPANY AND THE SUBSIDIARIES OF THE COMPANY NAMED THEREIN AND (II) THAT CERTAIN INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT DATED AS OF MAY 28, 2010 AMONG THE COMPANY, HOLDINGS, THE TERM COLLATERAL AGENT (PURSUANT TO THAT CERTAIN JOINDER AGREEMENT DATED AS OF THE DATE HEREOF) AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS COLLATERAL AGENT AND TRUSTEE, AS EACH MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

SECURITY AGREEMENT

dated as of March 28, 2014

among

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.,

AMERICAN TIRE DISTRIBUTORS, INC.,

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Term Collateral Agent

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Table of Contents (Cont.)

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Table of Contents (Cont.)

Page

ARTICLE IX THE TERM COLLATERAL AGENT

Schedule 1: Excluded Accounts

Exhibits:

Exhibit A	–	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Exhibit B	–	Bailees, Warehousemen and Third Party Possessors of Collateral
Exhibit C	–	Letter of Credit Rights and Chattel Paper
Exhibit D	–	Intellectual Property
Exhibit E	–	Commercial Tort Claims
Exhibit F	–	Pledged Collateral
Exhibit G	–	UCC Filing Offices
Exhibit H	–	Form of Perfection Certificate
Exhibit I	–	[Reserved]
Exhibit J	–	Form of Joinder
Exhibit K	–	Form of Short Form Intellectual Property Security Agreement

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SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Security Agreement”) is entered into as of March 28, 2014 among AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC., a Delaware corporation (“Holdings”), AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (the “Company”), the Subsidiary Guarantors from time to time party hereto and BANK OF AMERICA, N.A., as collateral agent for the Term Secured Parties (in such capacity, together with its successors in such capacity, the “Term Collateral Agent”).

PRELIMINARY STATEMENTS

The Company is entering into a Credit Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Company under such agreement or any successor agreement, the “Credit Agreement”) among itself, Holdings, the other Guarantors (as defined therein) from time to time party thereto and Bank of America, N.A., as administrative agent (together with its successor or successors in each such capacity, the “Term Administrative Agent”) for the benefit of the Lenders (as defined therein) from time to time party thereto. The Grantors are entering into this Security Agreement in order to secure their obligations under the Credit Agreement.

Accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined in the Credit Agreement. All capitalized terms used herein (including terms used in the preliminary statements) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.02 Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Security Agreement or the Credit Agreement are used herein as defined in the UCC (and if defined in more than one article of the UCC, the terms shall have the meaning specified in Article 9 thereof).

Section 1.03 Terms Generally. The rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Security Agreement, including terms defined in the preliminary statements hereto.

Section 1.04 Definitions of Certain Other Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preliminary statements above, the following terms shall have the following meanings:

“Account” has the meaning set forth in Article 9 of the UCC.

“After-acquired Debt” has the meaning set forth in the definition of “Pledged Collateral”.

“After-acquired Shares” has the meaning set forth in the definition of “Pledged Collateral”.

“Am-Pac” means Am-Pac Tire Dist. Inc., a California corporation.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Cash Collateral Account” means a special interest bearing deposit account consisting of cash maintained by the Term Collateral Agent in the name of the Company, but under the sole dominion and control of the Term Collateral Agent, for the benefit of itself as Term Collateral Agent and for the benefit of the other Term Secured Parties.

“Chattel Paper” has the meaning set forth in Article 9 of the UCC.

“Collateral” has the meaning set forth in Article II.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Control” has the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9, of the UCC.

“Copyrights” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Crossing Lien Intercreditor Agreement” means that certain Lien Subordination and Intercreditor Agreement dated as of May 28, 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, including by that certain Lien Sharing and Priority Confirmation Joinder dated as of the date hereof) by and among Bank of America, N.A., as ABL Agent (as defined therein), for the ABL Secured Parties (as defined therein) referred to therein, the Term Collateral Agent, as Secured Debt Representative (as defined therein), The Bank of New York Mellon Trust Company, N.A., as Noteholder Collateral Agent (as defined therein), Holdings, the Company and the Subsidiaries of the Company named therein or from time to time party thereto.

“Deposit Account” has the meaning set forth in Article 9 of the UCC.

“Document” has the meaning set forth in Article 9 of the UCC.

“Electronic Chattel Paper” has the meaning set forth in Article 9 of the UCC.

“Equal Priority Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement dated as of May 28, 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, including by that certain Joinder Agreement dated as of the date hereof) by and among the Company, Holdings, the Term Collateral Agent and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (as defined therein) and Trustee (as defined therein).

“Equipment” has the meaning set forth in Article 9 of the UCC.

“Event of Default” has the meaning set forth in the Credit Agreement.

“Excluded Accounts” means all accounts set forth on Schedule 1 hereto.

“Excluded Assets” means:

(a) (i) the distribution centers consisting of fee-owned real property and improvements located in Miami, Florida and Simi Valley, California, (ii) any interest in leased real property of any Grantor and (iii) any interest in fee-owned real property of a Grantor if the greater of its cost and book value is less than $2,500,000;

(b) Equipment consisting of motor vehicles or other assets subject to certificates of title, the perfection of which is excluded from the UCC in the relevant jurisdiction;

(c) at any date, any Equipment or other assets or property of a Grantor which is subject to, or secured by, a Capital Lease Obligation or other debt obligation if and to the extent that (i) such Capital Lease Obligation or debt obligation was incurred pursuant to clause (e) of the definition of “Permitted Indebtedness” in the Credit Agreement or is owed to a Person who is not a Grantor or a Restricted Subsidiary and the agreements or documents granting or governing such Capital Lease Obligation or debt obligation prohibit, or require any consent or establish any other conditions for or would or could be terminated, abandoned, invalidated, rendered unenforceable, or would be breached or defaulted under such agreement or document because of an assignment thereof, or a grant of a security interest therein, by a Grantor and (ii) such restriction described in clause (i) above relates only to the asset or assets acquired by such Grantor and attachments and accessions thereto, improvements thereof or substitutions therefor; provided that all proceeds paid or payable to any Grantor from any sale, transfer or assignment or other voluntary or involuntary disposition of such assets and all rights to receive such proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of any Capital Lease Obligations or debt obligations secured by such assets;

(d) pledges and security interests prohibited by, or requiring any consent of any Governmental Authority pursuant to, applicable law, rule or regulation;

(e) Excluded Capital Stock and Excluded Accounts;

(f) any rights or interest of a Grantor in any property or assets or under any agreement, contract, License, lease, Instrument, document or other General Intangible or, in the case of any Investment Property (other than with respect to Capital Stock which is not Excluded Capital Stock), under any applicable equity holder or similar agreement (referred to solely for purposes of this clause (f) as a “Contract”) to the extent such Contract by the terms of a restriction in favor of a Person who is not a Grantor, or any requirement of law, rule or regulation, prohibits, or requires any consent or establishes any other condition for, or could or would be terminated, abandoned, invalidated, rendered unenforceable, or would be breached or defaulted under, because of an assignment thereof or a grant of a security interest therein by a Grantor; provided that (i) rights to payment under any such Contract, otherwise constituting an Excluded Asset shall be included in the Collateral to the extent permitted thereby or by Section 9-406 or 9-408 of the UCC and (ii) all proceeds paid or payable to any Grantor from any sale, transfer or assignment of such Contract and all rights to receive such proceeds shall be included in the Collateral;

(g) any property or assets owned by any Foreign Subsidiary or any Unrestricted Subsidiary;

(h) any property as to which the Term Collateral Agent and Grantors reasonably agree in writing that the cost or other consequences (including material adverse tax consequences as reasonably determined by the Grantors) of obtaining a security interest or perfection thereof are excessive in relation to the benefit to the Term Secured Parties of the security to be afforded thereby;

(i) (x) any Intellectual Property, including any United States intent-to-use trademark applications, in relation to which any applicable law or regulation, or any agreement with a domain name registrar or any other person entered into by a Grantor in the ordinary course of business and existing on the date hereof, prohibits the creation of a security interest therein, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation, or would otherwise invalidate such Grantor’s right, title or interest therein and (y) any of the Grantors’ rights under the trademarks and service marks known as “ATD ONLINE,” “AUTOEDGE,” “HEAFNET,” “TIREBUYER.COM,” “TIRE PROS,” “XPRESS PERFORMANCE” and “WHEEL WIZARD”;

(j) any proceeds and products arising from the sale, lease, assignment or disposition of any of the foregoing Excluded Assets unless such proceeds or products would otherwise constitute Collateral; and

(k) any Inventory (but not proceeds thereof).

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixture” has the meaning set forth in Article 9 of the UCC.

“General Intangible” has the meaning set forth in Article 9 of the UCC.

“Goods” has the meaning set forth in Article 9 of the UCC.

“Grantors” means Holdings, the Company and the Subsidiary Guarantors.

“Instrument” has the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means, with respect to any Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Grantor, including Patents, Copyrights, Trademarks and all related documentation and registrations and all additions, improvements or accessions to any of the foregoing.

“Intercompany Note” means the Intercompany Subordinated Note dated as of May 28, 2010 executed by Holdings, the Company and each other Subsidiary of the Company.

“Intercreditor Agreements” means the Crossing Lien Intercreditor Agreement and the Equal Priority Intercreditor Agreement.

“Inventory” has the meaning set forth in Article 9 of the UCC and shall include, without limitation, (a) all goods intended for sale or lease or for display or demonstration, (b) all work in process, and (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business.

“Investment Property” has the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all written licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights or (3) Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof and (c) all rights to sue for past, present, and future breaches thereof.

“Notes Collateral Agent” means The Bank of New York Mellon Trust Company, N.A., in its capacity as either (i) the Noteholder Collateral Agent (as defined in the Crossing Lien Intercreditor Agreement) under the Crossing Lien Intercreditor Agreement or (ii) the Collateral Agent and Trustee (each as defined in the Equal Priority Intercreditor Agreement) under the Equal Priority Intercreditor Agreement.

“Patents” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (d) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Perfection Certificate” means a certificate substantially in the form of Exhibit H completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Company.

“Pledged Collateral” means, collectively, (a) (i) all of the Capital Stock described on Exhibit F issued by the entities named therein and (ii) all other Capital Stock required to be pledged under Section 6.11 and Article XII of the Credit Agreement or hereunder (the “After-acquired Shares”) and (b) (i) the promissory notes, Chattel Paper and Instruments evidencing Indebtedness in excess of $2,500,000 owed to the Grantors (other than such promissory notes, Chattel Paper and Instruments that are Excluded Assets) described on Exhibit F and issued by the entities named and (ii) all other Indebtedness owed to any Grantor hereafter and required to be pledged pursuant to Section 6.11 and Article XII of the Credit Agreement or hereunder (the “After-acquired Debt”), in each case as such Exhibit may be amended pursuant to the terms of the Credit Agreement and the Equal Priority Intercreditor Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money that are General Intangibles or that are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

“Security Interest” means the security interests in the Collateral granted under this Security Agreement securing the Term Obligations.

“Term Collateral Documents” means this Agreement and the other “Collateral Documents” (as defined in the Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Term Obligations or under which rights or remedies with respect to such Liens are governed.

“Term Documents” means the Credit Agreement, this Agreement, the other Term Collateral Documents and each of the other agreements, documents and instruments providing for or evidencing any other Term Obligation, and any other document or instrument executed or delivered at any time in connection with any Term Obligations, including any intercreditor or joinder agreement among holders of Term Obligations, to the extent such are effective at the relevant time, as each may be amended, supplemented, refunded, deferred, restructured, replaced or refinanced from time to time in whole or in part (whether with the Term Collateral Agent and Lenders or other agents and lenders or otherwise), in each case in accordance with the provisions of this Agreement.

“Term Obligations” means the collective reference to (a) the due and punctual payment of (i) the principal of and premium, if any, and interest at the applicable rate provided in the Term Documents (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of a Grantor to any of the Term Secured Parties under the Term Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantors under or pursuant to the Term Documents.

“Term Secured Parties” means, at any time, the Administrative Agent, the Term Collateral Agent, the agents and other representatives of the Lenders, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Term Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Term Document outstanding at such time; provided that other Additional Senior Secured Debt Holders (as defined in the Equal Priority Intercreditor Agreement) shall not be deemed Term Secured Parties.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive any Capital Stock constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

“Supporting Obligation” has the meaning set forth in Article 9 of the UCC.

“Tangible Chattel Paper” has the meaning set forth in Article 9 of the UCC.

“Termination Date” means the date on which all Term Obligations are indefeasibly paid in full in cash (other than any contingent or inchoate obligations not then due and payable).

“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all Licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof; (e) all rights to sue for past, present and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Term Collateral Agent, on behalf of and for the benefit of the Term Secured Parties, and to secure the prompt and complete payment and performance of all Term Obligations, a security interest in all of its right, title and interest in, to and under all of the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which are collectively referred to as the “Collateral”):

(i) all Accounts;

(ii) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper);

(iii) all Intellectual Property;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) [Reserved];

(xi) all Investment Property;

(xii) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiii) all Deposit Accounts;

(xiv) all Commercial Tort Claims;

(xv) all cash or other property deposited with the Term Collateral Agent or any Term Secured Party or any Affiliate of the Term Collateral Agent or any Term Secured Party or which the Term Collateral Agent, for its benefit and for the benefit of the other Term Secured Parties, or any Term Secured Party or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Term Documents, including amounts on deposit in the Cash Collateral Account;

(xvi) all books, records, files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the foregoing or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof; and

(xvii) any and all accessions to, substitutions for and replacements, products and cash and non-cash proceeds of the foregoing and of any Inventory (including any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, Chattel Paper, security agreements and other documents.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Collateral” include or the Security Interest attach to any Excluded Asset.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantors, jointly and severally, represent and warrant to the Term Collateral Agent, for the benefit of the Term Secured Parties, that:

Section 3.01 Title, Perfection and Priority.

(a) Each Grantor has good and valid rights in, or the power to transfer, the Collateral in which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.01(f), and has full power and authority to grant to the Term Collateral Agent the Security Interest in such Collateral pursuant hereto. This Security Agreement creates in favor of the Term Collateral Agent for the benefit of the Term Secured Parties a valid security interest in the Collateral granted by each Grantor. No consent or approval of, registration or filing with, or any other action by any Governmental Authority is required for the grant of the security interest pursuant to this Security Agreement, except (i) such as have been obtained or made and are in full force and effect, and (ii) for filings necessary to perfect Liens created pursuant to the Term Documents.

(b) Subject to the limitations set forth in Section 4.01(c), the Security Interest (i) will constitute valid perfected security interests in the Collateral in favor of the Term Collateral Agent, on behalf of and for the benefit of the Term Secured Parties, to secure the prompt and complete payment and performance of all Term Obligations, upon (A) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code of any jurisdiction, the filing of financing statements naming each Grantor as “debtor” and the Term Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices as set forth in Exhibit G hereto, (B) in the case of Instruments, Chattel Paper and certificated Securities, the earlier of the delivery thereof, subject to the terms of the Intercreditor Agreements, to the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) and the filing of the financing statements referred to in clause (A), (C) in the case of Collateral constituting Intellectual Property, the earlier of the filing of the financing statements referred to in clause (A) (except in the case of Copyrights) and the completion of the filing, registration and recording of fully executed agreements substantially in the form of the Intellectual Property Security Agreement set forth in Exhibit K hereto (x) in the United States Patent and Trademark Office or (y) in the United States Copyright Office, as applicable, and/or (D) in the case of Deposit Accounts, upon the entering into Blocked Account Agreements and (ii) are prior to all other Liens on the Collateral other than Liens permitted under Section 4.01(f) having priority over the Term Collateral Agent’s Lien either by operation of law or otherwise, including pursuant to the Intercreditor Agreements.

Section 3.02 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of each Grantor, its jurisdiction of organization, the organizational number issued to it by its jurisdiction of organization and its federal employer identification number, in each case as of the date hereof, are set forth on Exhibit A.

Section 3.03 Principal Location. Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), in each case as of the date hereof, is disclosed on Exhibit A.

Section 3.04 Collateral Locations. Each location where Collateral is located as of the date hereof (except for Inventory in transit) is listed on Exhibit A. All of said locations are owned by a Grantor except for locations (i) that are leased by a Grantor as lessee and designated in Part III(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part III(c) of Exhibit A.

Section 3.05 Bailees, Warehousemen, Etc. Exhibit B hereto sets forth a list, as of the date hereof, of each bailee, warehouseman and other third party in possession or control of any Inventory in excess of $2,500,000 of any Grantor (except for Inventory in transit) and specifies as to each bailee, warehouseman or other third party the value of the Inventory, at cost, possessed or controlled by such bailee, warehouseman or other third party.

Section 3.06 Exact Names. As of the date hereof, the name in which each Grantor has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. No Grantor has, during the past five years prior to the date hereof, been known by or used any other corporate, trade or fictitious name, or been a party to any merger or consolidation, except as disclosed in the Perfection Certificate.

Section 3.07 Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper with a stated amount in excess of $2,500,000 of each Grantor as of the date hereof.

Section 3.08 [Reserved].

Section 3.09 [Reserved].

Section 3.10 Intellectual Property. As of the date hereof, no Grantor has any interest in, or title to, any United States federal registered or applied for Patent, Trademark or Copyright except as set forth on Exhibit D.

Section 3.11 No Financing Statements or Security Agreements. As of the date hereof, no Grantor has filed or consented to the filing of any financing statement or security agreement naming a Grantor as debtor and describing all or any portion of the Collateral that has not lapsed or been terminated except (a) for financing statements or security agreements naming the Term Collateral Agent on behalf of the Term Secured Parties as the secured party and (b) as permitted by Sections 4.01(f) and 4.01(g) (including those pursuant to the ABL Credit Agreement and the Senior Notes Indenture).

Section 3.12 Pledged Collateral.

(a) Exhibit F sets forth a complete and accurate list, as of the date hereof, of all of the Pledged Collateral and, with respect to any Pledged Collateral constituting any Capital Stock, the percentage of the total issued and outstanding Capital Stock of the issuer represented thereby. As of the date hereof, each Grantor is the legal and beneficial owner of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens, except for the Security Interest and Liens permitted under Section 7.01 of the Credit Agreement. Each Grantor further represents and warrants that, as of the date hereof, (i) all Pledged Collateral constituting any Capital Stock has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) representing any Capital Stock, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantors has so informed the Term Collateral Agent or the Notes Collateral Agent so that the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees), as applicable, may take steps to perfect its security interest therein as a General Intangible and (iii) to the best of its knowledge, any Pledged Collateral that represents Indebtedness owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b) As of the date hereof, (i) none of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject and (ii) other than pursuant to the Intercreditor Agreements, none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Term Collateral Agent of rights and remedies hereunder.

(c) Except as set forth on Exhibit F, as of the date hereof, and except for any Indebtedness represented by the Intercompany Note, none of the Pledged Collateral which represents Indebtedness owed to a Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

Section 3.13 Commercial Tort Claims. As of the date hereof, no Grantor holds any Commercial Tort Claims having a value in excess of $2,500,000 for which such Grantor has filed a complaint in a court of competent jurisdiction, except as indicated on Exhibit E hereto.

Section 3.14 Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the date thereof.

ARTICLE IV

COVENANTS

From the date hereof, and thereafter until the Termination Date, each Grantor agrees that:

Section 4.01 General.

(a) [Reserved].

(b) Authorization to File Financing Statements; Ratification. Each Grantor shall file, and if requested will deliver to the Term Collateral Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Term Collateral Agent in order to maintain a perfected security interest in and, if applicable, Control of, the Collateral (except as it is not required to do so pursuant to Section 4.01(c)). Any financing statement filed by such Grantor shall be filed in each appropriate filing office in all applicable Uniform Commercial Code jurisdictions and shall (i) describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to the Term Collateral Agent promptly upon request. Each Grantor also ratifies any filing in any Uniform Commercial Code jurisdiction of any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Perfection Actions. Notwithstanding anything to the contrary herein, no Grantor shall be required to perfect the security interests created hereby by any means other than (i) filings pursuant to the UCC, (ii) filings with United States’ governmental offices with respect to Intellectual Property, (iii) in the case of Collateral that constitutes Chattel Paper, Instruments or certificated Securities, in each case, to the extent included in the Collateral and required by Section 4.03 herein, delivery to the Term Collateral Agent or the Notes Collateral Agent to be held in its possession in the United States, (iv) in the case of Deposit Accounts, executing Blocked Account Agreements, to the extent required by Section 4.03 of this Security Agreement, (v) in the case of Collateral that consists of Commercial Tort Claims, taking the actions specified in Section 4.08 and (vi) in the case of Collateral that constitutes Letter-of-Credit Rights, taking the actions specified in Section 4.09. No Grantor shall be required to take any actions under any laws outside of the United States to grant, perfect or provide for the enforcement of any security interest.

(d) Further Assurances. Each Grantor will, if reasonably requested by the Term Collateral Agent, (i) take or cause to be taken such further actions in accordance with Section 6.13 of the Credit Agreement, (ii) take such other actions as the Term Collateral Agent reasonably deems appropriate under applicable law or to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Security Agreement and (iii) defend the security interests created hereby and priority thereof against the claims and demands not expressly permitted by the Term Documents, including the Intercreditor Agreements, of all Persons whomsoever and any Lien not permitted under Section 7.01 of the Credit Agreement.

(e) Disposition of Collateral. No Grantor will sell, lease, transfer or otherwise dispose of the Collateral except for sales, leases, transfers and other dispositions specifically permitted under Section 7.05 of the Credit Agreement.

(f) Liens. No Grantor will create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, and (ii) the other Liens permitted by Section 7.01 of the Credit Agreement.

(g) Other Financing Statements. No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to perfect security interests as permitted by Section 4.01(f).

(h) Change of Name, Etc. Each Grantor agrees to furnish to the Term Collateral Agent prompt written notice of any change in: (i) such Grantor’s legal name; (ii) the location of such Grantor’s chief executive office or its principal place of business; (iii) such Grantor’s organizational legal entity designation or jurisdiction of incorporation or formation; or (iv) such Grantor’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of incorporation or formation.

(i) Exercise of Duties. Anything herein to the contrary notwithstanding, (a) the exercise by the Term Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (b) no Term Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement or any other Term Document, nor shall any Term Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.02 Electronic Chattel Paper. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) in excess of $2,500,000, such Grantor shall promptly notify the Term Collateral Agent thereof and, at the request of the Term Collateral Agent, shall take such action as the Term Collateral Agent may reasonably request to vest in the Term Collateral Agent Control under UCC Section 9-105 of such Electronic Chattel Paper or control (to the extent the meaning of “control” has not been clearly established under such provisions, “control” in this paragraph (c) to have such meaning as the Term Collateral Agent shall in good faith specify in writing after consultation with the Company) under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Term Collateral Agent agrees with such Grantor that the Term Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Term Collateral Agent and so long as such procedures will not result in the Term Collateral Agent’s loss of Control or control, as applicable, for such Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in Control to allow without loss of Control or control, as applicable, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

Section 4.03 Blocked Account Agreements. The Company shall, within sixty (60) days after the date hereof, enter into control agreements (each a “Blocked Account Agreement”), with the Term Collateral Agent and any bank with which the Company maintains a Deposit Account, to the extent required pursuant to Section 2.21 of the ABL Credit Agreement.

Section 4.04 Delivery of Pledged Collateral. Subject to the terms of the Intercreditor Agreements, each Grantor will promptly deliver to the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) upon execution of this Security Agreement all certificates or instruments, if any, representing or evidencing the Pledged Collateral, together with duly executed instruments of transfer or assignments in blank. Each delivery of Pledged Collateral (including any After-acquired Shares and After-acquired Debt) after the date hereof shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which shall be attached hereto as part of Exhibit F hereto and made a part hereof; provided, that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 4.05 Uncertificated Pledged Collateral. Unless otherwise consented to by the Term Collateral Agent, Capital Stock required to be pledged hereunder in any Subsidiary (other than a Foreign Subsidiary) that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the organizational documents of such entity, the applicable Grantor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the UCC:

“The [partnership/limited liability company] hereby irrevocably elects that all [partnership/membership] interests in the [partnership/limited liability company] shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [partnership/membership] interests in the [partnership/limited liability company] shall bear the following legend: “This certificate evidences an interest in [name of [partnership/limited liability company]] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

or (ii) not have elected to be treated as a “security” within the meaning of Article 8 of the UCC and shall not be represented by a certificate.

Section 4.06 Pledged Collateral.

(a) Registration in Nominee Name; Denominations. Subject to the terms of the Intercreditor Agreements, the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees), on behalf of the Term Secured Parties, shall hold certificated Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Term Collateral Agent or the Notes Collateral Agent. Following the occurrence and during the continuance of an Event of Default, each Grantor will promptly give to the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor. Subject to the terms of the Intercreditor Agreements, following the occurrence and during the continuance of an Event of Default, the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement.

(b) Exercise of Rights in Pledged Collateral. Subject, in each case, to the Intercreditor Agreements:

(i) without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Term Document; provided, however, that no vote or other right shall be exercised or action taken which would reasonably be expected to have the effect of materially and adversely impairing the rights of the Term Collateral Agent in respect of the Pledged Collateral.

(ii) each Grantor will permit the Term Collateral Agent (or its non-fiduciary agent or designee) at any time after the occurrence and during the continuance of an Event of Default, without written notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Capital Stock or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Term Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Term Secured Parties and shall be forthwith delivered to the Term Collateral Agent or the Notes Collateral Agent (or their respective non-fiduciary agents or designees) in the same form as so received (with any necessary endorsement or instrument of assignment). The proviso to the first sentence of this clause (iii) shall not apply to dividends between or among the Company and the other Grantors only of property subject to a perfected security interest under this Security Agreement; provided that the Company notifies the Term Collateral Agent in writing, specifically referring to this Section 4.06, at the time of such dividend and takes any actions the Term Collateral Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Security Agreement.

Section 4.07 Intellectual Property.

(a) Upon the occurrence and during the continuance of an Event of Default, each Grantor will use commercially reasonable efforts to obtain all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Term Collateral Agent of any License held by such Grantor in order to enforce the security interests granted hereunder.

(b) Each Grantor shall in its reasonable business judgment notify the Term Collateral Agent promptly if it knows or reasonably expects that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) included in the Collateral and material to the conduct of such Grantor’s business may become abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such material registered or applied for Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c) In the event that any Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor will, concurrently with any delivery of financial statements pursuant to Section 6.01(a) or (b) of the Credit Agreement, provide the Term Collateral Agent written notice thereof, and, upon request of the Term Collateral Agent, such Grantor shall promptly execute and deliver any and all security agreements or other instruments as the Term Collateral Agent may reasonably request to evidence the Term Collateral Agent’s security interest in such Patent, Trademark or Copyright and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) Each Grantor shall take all actions necessary or reasonably requested by the Term Collateral Agent to maintain and pursue each material application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) material to the conduct of such Grantor’s business, except in cases where, in the ordinary course of business consistent with past practice, such Grantor reasonably decides to abandon, allow to lapse or expire any Patent, Trademark or Copyright, including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and, if consistent with good business judgment, to initiate opposition and interference and cancellation proceedings against third parties.

(e) Each Grantor shall, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of its business, promptly notify the Term Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution of such material Patent, Trademark or Copyright and to recover any and all damages for such infringement, misappropriation or dilution, or shall take such other actions as are appropriate under the circumstances in its reasonable business judgment to protect such Patent, Trademark or Copyright.

(f) Nothing in this Security Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or put into the public domain, any of its Collateral constituting Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

Section 4.08 Commercial Tort Claims. Each Grantor shall promptly notify the Term Collateral Agent of any Commercial Tort Claims for which such Grantor has filed complaint(s) in court(s) of competent jurisdiction and, unless the Term Collateral Agent otherwise consents, such Grantor shall update Exhibit E to this Security Agreement, thereby granting to the Term Collateral Agent a security interest in such Commercial Tort Claim(s) (subject to the terms of the Intercreditor Agreements). The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim does not exceed $2,500,000 held by each Grantor or to the extent such Grantor shall have previously notified the Term Collateral Agent with respect to any previously held or acquired Commercial Tort Claim.

Section 4.09 Letter-of-Credit Rights. Subject to the Intercreditor Agreements, if any Grantor is or becomes the beneficiary of a letter of credit having a face amount in excess of $2,500,000 which Letter-of-Credit Rights are not Supporting Obligations with respect to any Collateral in which the security interest is perfected, such Grantor shall promptly notify the Term Collateral Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Term Collateral Agent and (ii) agree to direct all payments thereunder following the occurrence and during the continuance of an Event of Default to an account as directed by the Term Collateral Agent for application to the Term Obligations, in accordance with the provisions of the applicable Term Document, all in form and substance reasonably satisfactory to the Term Collateral Agent.

Section 4.10 [Reserved].

Section 4.11 Insurance. All insurance policies required under Section 6.07 of the Credit Agreement shall name the Term Collateral Agent (for the benefit of the Term Collateral Agent and the other Term Secured Parties) as lender’s loss payee or, upon request by the Term Collateral Agent, as additional insured, as applicable, and shall contain lender’s loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Term Collateral Agent.

ARTICLE V

REMEDIES

Section 5.01 Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) The Term Collateral Agent may exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement or any other Term Document; provided that this Section 5.01(a) shall not be understood to limit any rights available to the Term Collateral Agent and the Term Secured Parties prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Blocked Account Agreement or any other control or similar agreement and take any action provided therein with respect to the applicable Collateral;

(iv) without notice (except as specifically provided in Section 7.01 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Term Collateral Agent may deem commercially reasonable; and

(v) concurrently with written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Term Collateral Agent was the outright owner thereof.

(b) Each Grantor acknowledges and agrees that the compliance by the Term Collateral Agent, on behalf of the Term Secured Parties with any applicable state or federal law requirements in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Term Collateral Agent shall have the right upon any public sale or sales and, to the extent permitted by law, upon any private sale or sales, to purchase for the benefit of the Term Collateral Agent and the Term Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d) Until the Term Collateral Agent is able to effect a sale, lease, transfer or other disposition of Collateral, the Term Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Term Collateral Agent. The Term Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Term Collateral Agent’s remedies (for the benefit of the Term Collateral Agent and Term Secured Parties) with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, neither the Term Collateral Agent nor the Term Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Term Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Term Obligations or to resort to the Collateral or any such guarantee in any particular order or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Term Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Term Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if any Grantor and the issuer would agree to do so (it being acknowledged and agreed that no Grantor shall have any obligation hereunder to do so).

(g) Notwithstanding the foregoing, any rights and remedies provided in this Section 5.01 shall be subject to the Intercreditor Agreements.

Section 5.02 Application of Proceeds. The Term Collateral Agent shall apply the proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt during the continuation of an Event of Default as follows:

(i) first, to the payment of all reasonable and documented costs and expenses incurred by the Term Collateral Agent in connection with such collection or sale or otherwise in connection with this Security Agreement, the other Term Documents or any of the Term Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Term Collateral Agent hereunder or under any other Term Document on behalf of any Grantor and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Term Document;

(ii) second, in accordance with the Equal Priority Intercreditor Agreement; and

(iii) third, any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct

Upon any sale of the Collateral by the Term Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Term Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Term Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03 Grantors’ Obligations Upon Default. Upon the written request of the Term Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(i) assemble and make available to the Term Collateral Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Term Collateral Agent, whether at such Grantor’s premises or elsewhere; and

(ii) permit the Term Collateral Agent, by the Term Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.04 Grant of Intellectual Property License. For the purpose of enabling the Term Collateral Agent to exercise the rights and remedies under this Article V upon the occurrence and during the continuance of an Event of Default, at such time as the Term Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby: (a) grants to the Term Collateral Agent, for the benefit of the Term Collateral Agent and the Term Secured Parties, an irrevocable nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks; and provided further that the Term Collateral Agent shall have no greater rights than those of any such Grantor under such license or sublicense; and (b) irrevocably agrees that, at any time and from time to time following the occurrence and during the continuance of an Event of Default, the Term Collateral Agent may (if such Inventory is or is intended to comprise part of the Collateral) sell any Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Term Collateral Agent’s rights under this Security Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell any such Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Term Collateral Agent may finish any work in process and affix any relevant Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein. The use of the license granted pursuant to clause (a) of the preceding sentence by the Term Collateral Agent may be exercised, at the option of the Term Collateral Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any permitted license, sublicense or other transaction entered into by the Term Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 6.01 Account Verification. The Grantors acknowledge that after the occurrence and during the continuance of an Event of Default, the Term Collateral Agent may in its own name, or in the name of such Grantor, communicate with the Account Debtors of such Grantor to verify with such Persons the existence, amount, terms of, and any other matter reasonably relating to the Accounts owing by such Account Debtor to such Grantor (including any Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral relating to such Accounts).

Section 6.02 Authorization for Term Secured Party to Take Certain Action.

(a) Each Grantor hereby (i) authorizes the Term Collateral Agent, at any time and from time to time in the sole discretion of the Term Collateral Agent (1) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Term Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Term Collateral Agent’s security interest in the Collateral, including, without limitation, to file financing statements permitted under Section 4.01(b) and (2) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor) in such offices as the Term Collateral Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Term Collateral Agent’s security interest in the Collateral, including, without limitation, to file financing statements permitted under Section 4.01(b) and (ii) appoints, effective upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreements, the Term Collateral Agent as its attorney in fact (1) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted by Section 7.01 of the Credit Agreement), (2) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Term Collateral Agent to the Term Obligations as provided herein or in the Credit Agreement or any other Term Document, subject to the terms of the Intercreditor Agreements, (3) to demand payment or enforce payment of the Receivables in the name of the Term Collateral Agent or any Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (4) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (5) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (6) to settle, adjust, compromise, extend or renew the Receivables, (7) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (8) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (9) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (10) to change the address for delivery of mail addressed to any Grantor to such address as the Term Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (11) to use information contained in any data processing, electronic or information systems relating to Collateral; and each Grantor agrees to reimburse the Term Collateral Agent for any reasonable payment made or any reasonable documented expense incurred by the Term Collateral Agent in connection with any of the foregoing, to the same extent as provided in Section 10.04 and 10.05 of the Credit Agreement and references therein to the “Administrative Agent” shall, for the purposes hereof, be deemed to be the Term Collateral Agent; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Term Collateral Agent, for the benefit of the Term Collateral Agent and Term Secured Parties, under this Section 6.02 are solely to protect the Term Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Term Collateral Agent or any Term Secured Party to exercise any such powers.

Section 6.03 PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS, EFFECTIVE UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE TERM COLLATERAL AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.02 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE TERM COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR TERM COLLATERAL AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 6.04 NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE TERM COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.13. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE TERM COLLATERAL AGENT, NOR ANY TERM SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, TERM COLLATERAL AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

Section 6.05 Equal Priority Intercreditor Agreement. Each Grantor acknowledges that the rights and responsibilities of the Term Collateral Agent under this Security Agreement with respect to any action taken by the Term Collateral Agent or the exercise or non-exercise by the Term Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Term Collateral Agent and the Term Secured Parties, be governed by the Equal Priority Intercreditor Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Term Collateral Agent and the Grantors, the Term Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Term Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Term Collateral Agent or any Term Secured Party arising out of the repossession, retention or sale of the Collateral (after the occurrence of and during the continuance of an Event of Default), except such as arise solely out of the gross negligence or willful misconduct of the Term Collateral Agent or such Term Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Term Collateral Agent or any Term Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral (after the occurrence of and during the continuance of an Event of Default), made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

Section 7.02 Limitation on Term Collateral Agent’s and Term Secured Party’s Duty with Respect to the Collateral. The Term Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Term Collateral Agent and each Term Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Term Collateral Agent nor any Term Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Term Collateral Agent or such Term Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Term Collateral Agent to exercise remedies, after the occurrence and during the continuance of an Event of Default, in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Term Collateral Agent (i) to fail to incur expenses deemed significant by the Term Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as a Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements at the Grantors’ cost to insure the Term Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Term Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Term Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Term Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.02 is to provide non-exhaustive indications of what actions or omissions by the Term Collateral Agent would be commercially reasonable in the Term Collateral Agent’s exercise of remedies against the Collateral, after the occurrence and during the continuance of an Event of Default, and that other actions or omissions by the Term Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.02. Without limitation upon the foregoing, nothing contained in this Section 7.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Term Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.02.

Section 7.03 Compromises and Collection of Collateral. Each Grantor and the Term Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Term Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Term Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Term Collateral Agent shall be commercially reasonable so long as the Term Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

Section 7.04 Term Secured Party Performance of Debtor Obligations. Without having any obligation to do so, following the occurrence and during the continuance of an Event of Default, the Term Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under this Security Agreement, and such Grantor shall reimburse the Term Collateral Agent for any amounts paid by the Term Collateral Agent pursuant to this Section 7.04. Each Grantor’s obligation to reimburse the Term Collateral Agent pursuant to the preceding sentence shall be a Term Obligation payable on demand.

Section 7.05 No Waiver; Amendments; Cumulative Remedies. No failure or delay by the Term Collateral Agent or any Term Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Term Collateral Agent and the Term Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or consent to any departure by any Term Secured Party therefrom shall in any event be effective unless in writing signed by the Term Collateral Agent with the concurrence or at the direction of the parties required under Section 4.05(d) of the Equal Priority Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Section 7.06 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

Section 7.07 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Term Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Term Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Term Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7.08 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, the Term Collateral Agent and the Term Secured Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Term Collateral Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Term Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Term Collateral Agent, for the benefit of the Term Collateral Agent and the Term Secured Parties, hereunder.

Section 7.09 Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Section 7.10 Taxes and Expenses. Each Grantor jointly and severally agrees to (i) pay any taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement, together with interest and penalties, if any, and (ii) reimburse the Term Collateral Agent for any and all reasonable documented out-of-pocket expenses paid or incurred by the Term Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

Section 7.11 Additional Subsidiary Guarantors. Each Grantor shall cause each Restricted Subsidiary that is required to provide a Guarantee pursuant to and in accordance with the terms of the Credit Agreement to enter into this Security Agreement as a Grantor as promptly thereafter as reasonably practicable (but in no event to exceed ninety (90) days after such formation or acquisition or such longer period as may be agreed to by the Term Collateral Agent in writing). Upon execution and delivery by the Term Collateral Agent and such Subsidiary Guarantor of an instrument in the form of Exhibit J hereto, such Subsidiary Guarantor shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

Section 7.12 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

Section 7.13 Termination or Release.

(a) This Security Agreement shall continue in effect until the Termination Date.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted pursuant to the Credit Agreement, as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.

(c) Upon any sale, lease, transfer or other disposition by any Grantor of any Collateral that is permitted under Section 4.01(e) to any Person that is not another Grantor or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Credit Agreement and to the Equal Priority Intercreditor Agreement, the security interest in such Collateral shall be automatically released.

(d) The security interests granted hereunder on any Collateral, to the extent such Collateral is comprised of property leased to a Grantor, shall be automatically released upon termination or expiration of such lease, pursuant to the Credit Agreement and to the Equal Priority Intercreditor Agreement.

(e) The security interests created hereunder in the Collateral shall be automatically released as required pursuant to the terms of the Intercreditor Agreements; provided that the Term Collateral Agent may, in its discretion, release the Lien on Collateral as provided in the Credit Agreement and to the Equal Priority Intercreditor Agreement.

(f) In the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Company due to the fact that the Capital Stock of such Subsidiary are pledged under this Security Agreement, then the Capital Stock of such Subsidiary shall automatically be deemed not to be part of the Collateral to the extent necessary not to be subject to such requirement. Notwithstanding anything to the contrary in this Security Agreement, if Capital Stock of any Subsidiary are not required to be pledged under this Security Agreement because Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act would require the filing of separate financial statements of such

Subsidiary if its Capital Stock were so pledged, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to no longer require (or is replaced with another rule or regulation that would not require) the filing of separate financial statements of such Subsidiary if some or all of its Capital Stock is pledged under this Security Agreement, then such Capital Stock of such Subsidiary shall automatically be deemed part of the Collateral and pledged under this Security Agreement.

(g) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d), (e) or (f) above, the Term Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or representation or warranty by the Term Collateral Agent or any Term Secured Party. Without limiting the provisions of Section 7.18, the Company shall reimburse the Term Collateral Agent upon demand for all reasonable and documented costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.13.

Section 7.14 Entire Agreement. This Security Agreement, together with the other Term Documents and the Intercreditor Agreements, embodies the entire agreement and understanding between each Grantor and the Term Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings, oral or written, between any Grantor and the Term Collateral Agent relating to the Collateral.

Section 7.15 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.16 Consent to Jurisdiction.

(a) Each Grantor hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any U.S. federal or New York State court sitting in New York, New York, in any action or proceeding arising out of or relating to any Term Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each Grantor hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in clause (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each Grantor irrevocably consents to service of process in the manner provided for notices in Section 8.01 herein. Nothing in this Security Agreement or in any other Term Document will affect the right of the Term Collateral Agent or any Term Secured Party to serve process in any other manner permitted by law.

Section 7.17 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER TERM DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, TERM COLLATERAL AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.18 Indemnity. Each Grantor hereby agrees to indemnify and hold the Term Collateral Agent, the other Term Secured Parties and their respective Related Parties harmless from, any and all losses, claims, damages, penalties, liabilities, and related expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Term Collateral Agent or any Term Secured Party is a party thereto) imposed on, incurred by or asserted against the Term Collateral Agent or the Term Secured Parties, or their respective Related Parties, in any way relating to or arising out of this Security Agreement, to the extent that such Grantor would be required to do so pursuant to Section 6.15 of the Equal Priority Intercreditor Agreement.

Section 7.19 Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

Section 7.20 INTERCREDITOR AGREEMENTS. REFERENCE IS MADE TO (A) THE CROSSING LIEN INTERCREDITOR AGREEMENT AND (B) THE EQUAL PRIORITY INTERCREDITOR AGREEMENT. EACH PERSON THAT IS SECURED HEREUNDER, BY ACCEPTING THE BENEFITS OF THE SECURITY PROVIDED HEREBY, (I) CONSENTS (OR IS DEEMED TO CONSENT) TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENTS, (II) AGREES (OR IS DEEMED TO AGREE) THAT IT WILL BE BOUND BY, AND WILL TAKE NO ACTIONS CONTRARY TO, THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS, (III) AUTHORIZES (OR IS DEEMED TO AUTHORIZE) THE TERM COLLATERAL AGENT ON BEHALF OF SUCH PERSON TO ENTER INTO, AND PERFORM UNDER, THE INTERCREDITOR AGREEMENTS AND (IV) ACKNOWLEDGES (OR IS DEEMED TO ACKNOWLEDGE) THAT A COPY OF EACH OF THE INTERCREDITOR AGREEMENTS WAS DELIVERED, OR MADE AVAILABLE, TO SUCH PERSON. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THIS SECURITY AGREEMENT, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS AND, TO THE EXTENT PROVIDED THEREIN, THE APPLICABLE SECURITY DOCUMENTS (AS DEFINED IN THE CROSSING LIEN INTERCREDITOR AGREEMENT). IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SECURITY AGREEMENT AND THE CROSSING LIEN INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE CROSSING LIEN INTERCREDITOR AGREEMENT SHALL CONTROL. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS SECURITY AGREEMENT AND THE EQUAL PRIORITY INTERCREDITOR AGREEMENT, OR

BETWEEN THE PROVISIONS OF THE EQUAL PRIORITY INTERCREDITOR AGREEMENT AND THE CROSSING LIEN INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE CROSSING LIEN INTERCREDITOR AGREEMENT SHALL CONTROL.

Section 7.21 Delivery of Collateral. Notwithstanding anything herein to the contrary, with respect to the ABL First Lien Collateral (as defined in the Crossing Lien Intercreditor Agreement), until the ABL Debt Obligations (as defined in the Crossing Lien Intercreditor Agreement) are terminated as set forth in the Crossing Lien Intercreditor Agreement, any obligation of the Company and any other Grantor hereunder or under any other Security Document (as defined in the Crossing Lien Intercreditor Agreement) with respect to the delivery of any ABL First Lien Collateral shall be deemed to be satisfied if the Company or such Grantor, as applicable, complies with the requirements of the similar provision of the applicable ABL Security Documents (as defined in the Crossing Lien Intercreditor Agreement). Until the ABL Debt Obligations (as defined in the Crossing Lien Intercreditor Agreement) are terminated as set forth in the Crossing Lien Intercreditor Agreement, the delivery of any ABL First Lien Collateral (as defined in the Crossing Lien Intercreditor Agreement) to the ABL Agent (as defined in the Crossing Lien Intercreditor Agreement) pursuant to the ABL Security Documents (as defined in the Crossing Lien Intercreditor Agreement) shall satisfy any delivery requirement hereunder or under any other Security Document (as defined in the Crossing Lien Intercreditor Agreement).

Section 7.22 Mortgages. In the case of a conflict between this Security Agreement and the Mortgages with respect to Collateral that is real property (including Fixtures), the Mortgages shall govern. In all other conflicts between this Security Agreement and the Mortgages, this Security Agreement shall govern.

Section 7.23 Force Majeure. In no event shall the Term Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations under this Security Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

ARTICLE VIII

NOTICES

Section 8.01 Sending Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 7.05 of the Equal Priority Intercreditor Agreement.

Section 8.02 Change in Address for Notices. Each of the Grantors and the Term Collateral Agent may change the address or facsimile number for service of notice upon it by a notice in writing to the other parties.

ARTICLE IX

THE TERM COLLATERAL AGENT

Bank of America, N.A. has been appointed Term Collateral Agent for the Term Secured Parties hereunder pursuant to Section 12.11 of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Term Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Term Secured Parties to the Term Collateral Agent pursuant to the Credit Agreement, and that the Term Collateral Agent has agreed to act (and any successor Term Collateral Agent shall act) as such hereunder only on the express conditions contained in the Credit Agreement. Any successor Term Collateral Agent appointed pursuant to Section 12.11 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Term Collateral Agent hereunder.

[Remainder of page intentionally left blank; signatures begin on following page.]

IN WITNESS WHEREOF, each Grantor and the Term Collateral Agent have executed this Security Agreement as of the date first above written.

GRANTORS:	AMERICAN TIRE DISTRIBUTORS, INC.

AM-PAC TIRE DIST. INC.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

TIRE WHOLESALERS, INC.

THE HERCULES TIRE & RUBBER COMPANY

HERCULES ASIA PACIFIC, LLC

TERRY’S TIRE TOWN HOLDINGS, INC.

TERRY’S TIRE TOWN, INC.

T & Z TIRE WHOLESALERS, INC.

ENGLEWOOD TIRE WHOLESALE, INC.

SUMMIT TIRES NORTHEAST, LLC

TERRY’S TIRE TOWN VIRGINIA, LTD.

TERRY’S TIRE TOWN BALTIMORE, LTD.

	By:	/s/ J. Michael Gaither
		Name:	J. Michael Gaither
		Title:	Secretary

S-1

TERM COLLATERAL AGENT:	BANK OF AMERICA, N.A., as Term Collateral Agent

	By:	/s/ Angela Larkin
		Name:	Angela Larkin
		Title:	Assistant Vice President

S-2

SCHEDULE 1

EXCLUDED ACCOUNTS

1.	Any Deposit Account or Investment Property owned, maintained or acquired in the ordinary course of business of a Grantor that is established by such Grantor solely for payroll and benefit plan disbursement activities of such Grantor or deferred compensation arrangements of such Grantor, including any deferred compensation investment accounts, ERISA disbursement accounts and payroll disbursement accounts;

2.	Any Deposit Account or Investment Property as to which a Grantor is acting as a trustee or fiduciary for the benefit of current or former employees of such Grantor;

3.	(A) Withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of a Grantor to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any of the Loan Parties and (B) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or more Loan Parties;

4.	Any cash or cash equivalents received by a Grantor from lessees or sublessees of Real Estate and deposited into a Deposit Account or in any accounts of a Grantor, as set forth on the Grantor’s general ledger;

5.	Any 40l(k) plan assets;

6.	Any Deposit Account or Investment Property maintained by a Grantor solely in connection with the Voluntary Employee Benefits Association for California vacation benefits of such Grantor’s employees;

7.	Any Deposit Account or Investment Property maintained by a Grantor solely in connection with the American Tire Distributors, Inc. Vacation and Sick Leave Plan for Selected Employee Locations Plan;

8.	Any Deposit Account or Investment Property maintained by a Grantor solely in connection with the American Tire Distributors Employee Welfare Plan;

9.	Any Deposit Account or Investment Property maintained by a Grantor solely in connection with the American Tire Distributors, Inc. Deferred Compensation Plan;

10.	All segregated DDAs constituting (and the balance of which consists solely of funds set aside in connection with) taxes accounts, payroll accounts and trust accounts;

11.	The Designated Disbursement Account; and

12.	The following Deposit Accounts and Disbursement Accounts:

Grantor	Bank	Address	Bank Account #	Purpose

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163		Vacation Trust

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Payroll Disbursements

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Medical Disbursements

The Hercules Tire & Rubber Company	JPMorgan Chase Bank, N.A.	28660 Northwestern Highway, Southfield, MI 48034		Asia Pacific – China

The Hercules Tire & Rubber Company	JPMorgan Chase Bank, N.A.			Cash collateral account supporting JPM standby LCs

Exhibit A to Security Agreement

EXHIBIT A

Type of Organization, Jurisdiction of Organization, Organizational Identification

Number, Federal Employer Identification Number, Chief Executive Office, Locations

I. The corporate name, jurisdiction of organization, organizational identification number and federal employer identification number of each Grantor is as follows:

Grantor	Jurisdiction of Organization	Organizational Identification Number	Federal Employer Identification Number

Terry’s Tire Town Holdings, Inc.	OH	1976430

Terry’s Tire Town, Inc.	OH	519217

T & Z Tire Wholesalers, Inc.	OH	607788

Englewood Tire Wholesale, Inc.	NJ	0100771986

Summit Tires Northeast, LLC	OH	1988157

Terry’s Tire Town Virginia, Ltd.	OH	1499927

Terry’s Tire Town Baltimore, Ltd.	OH	1179611

American Tire Distributors Holdings, Inc.	DE	3920495

American Tire Distributors, Inc.	DE	2985653

Am-Pac Tire Dist. Inc.	CA	C2122675

Tire Wholesalers, Inc.	WA	600 058 380

The Hercules Tire & Rubber Company	CT	0089194

Hercules Asia Pacific, LLC	CT	1030081

Exhibit A to Security Agreement

II. Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is as follows:

Grantor	Address/Chief Executive Office

Terry’s Tire Town Holdings, Inc.	2360 West Main Street, Alliance, Ohio 44601

Terry’s Tire Town, Inc.	2360 West Main Street, Alliance, Ohio 44601

T & Z Tire Wholesalers, Inc.	2360 West Main Street, Alliance, Ohio 44601

Englewood Tire Wholesale, Inc.	757 Page Avenue, Lyndhurst, New Jersey 07071

Summit Tires Northeast, LLC	220 O’Connell Way, Bldg. B, Taunton, MA 02718

Terry’s Tire Town Virginia, Ltd.	4501 Carolina Avenue, Bldg. F, Richmond, Virginia 23222

Terry’s Tire Town Baltimore, Ltd.	1790 Crossroads Drive, Odenton, Maryland 21113

American Tire Distributors Holdings, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078

American Tire Distributors, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078

Am-Pac Tire Dist. Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078

Tire Wholesalers, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078

The Hercules Tire & Rubber Company	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840

Hercules Asia Pacific, LLC	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840

Exhibit A to Security Agreement

III. (a) Each location that is owned by a Grantor where Collateral is located as of the date hereof (except for Inventory in transit) is as follows:

Grantor	Address	City	State/Country	Zip/Postal Code	Square Footage

American Tire Distributors, Inc.	530 Marvel Road	Salisbury	MD	21801	71,300

(b) Each location that is leased by a Grantor where Collateral is located as of the date hereof (except for Inventory in transit) is as follows:

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

Terry’s Tire Town	1780 Crossroads Dr.	Odenton	MD	21113	Leased
Baltimore, Ltd.	1790 Crossroads Dr.

Terry’s Tire Town	4501 Carolina Ave.	Richmond	VA	23222	Leased
Virginia, Ltd.

Terry’s Tire Town, Inc.	1658 Highland Rd.	Twinsburg	OH	44087	Leased

Terry’s Tire Town, Inc.	1615 Perry Dr. SW	Canton	OH	44706	Leased

Terry’s Tire Town, Inc.	1469 W. Main St.	Alliance	OH	44601	Leased

Terry’s Tire Town, Inc.	2360 W. Main St.	Alliance	OH	44601	Leased

Terry’s Tire Town, Inc.	39 Ohio Machinery	Girard	OH	44601	Leased

Englewood Tire Wholesale, Inc.	757 Page Avenue	Lyndhurst	NJ	07071	Leased

Englewood Tire Wholesale, Inc.	180-200 Prestige Park Road	East Hartford	CT	06108	Leased

Englewood Tire	1230 Forest Parkway	West Deptford	NJ	08051	Leased
Wholesale, Inc.

Summit Tires Northeast, LLC	39 Eisenhower Dr.	Westbrook	Maine	04092	Leased

Summit Tires Northeast, LLC	195 Liberty Street	Brockton	MA	02301	Leased

Summit Tires Northeast, LLC	17 Dumaine Ave. 23 Dumaine Ave.	Nashua	NH	03063	Leased

Summit Tires Northeast, LLC	220 O’Connell Way, Building B, Crossroads Commerce Center	East Taunton	MA	02718	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

Terry’s Tire Town Holdings, Inc.	999 South Oyster Bay Road	Bethpage	NY	11714	Leased

Terry’s Tire Town, Inc.	5555 Massillon Road Distribution Center #1	Canton	OH	44720	Leased

Terry’s Tire Town, Inc.	2235 E. Caster Avenue,	Philadelphia	PA	19134	Leased

Am-Pac Tire Dist. Inc.	3000 35th Avenue	Birmingham	AL	35203	Leased

American Tire Distributors, Inc.	420 Industrial Park Road	Cullman	AL	35055	Leased

American Tire Distributors, Inc.	881 Roy Hodges Boulevard	Montgomery	AL	36117	Leased

American Tire Distributors, Inc.	5240 Willis Road	Theodore	AL	36582	Leased

American Tire Distributors, Inc.	1200 E. 12th Street	N. Little Rock	AR	72214	Leased

American Tire Distributors, Inc.	3921 East 19th Street	Texarkana	AR	71854	Leased

American Tire Distributors, Inc.	2001 South 15th Avenue	Phoenix	AZ	85007	Leased

American Tire Distributors, Inc.	6720 S. Alvernon Way	Tucson	AZ	85756	Leased

American Tire Distributors, Inc.	5600 Norris Road	Bakersfield	CA	93308	Leased

American Tire Distributors, Inc.	22411 S. Bonita Street	Carson	CA	90745	Leased

American Tire Distributors, Inc.	2400 Main Street	Chula Vista	CA	91911	Leased

American Tire Distributors, Inc.	3064 S. Chestnut Ave	Fresno	CA	93725	Leased

American Tire Distributors, Inc.	18301 Von Karman Avenue, Suite 420	Irvine	CA	92612	Leased

American Tire Distributors, Inc.	5100 Commerce Avenue	Moorpark	CA	93021	Leased

American Tire Distributors, Inc.	11680 Dayton Drive	Rancho Cucamonga	CA	91730	Leased

American Tire Distributors, Inc.	4632 Raley Blvd.	Sacramento	CA	95838	Leased

American Tire Distributors, Inc.	645 Dado Street	San Jose	CA	95112	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	13335 Orden Drive	Santa Fe Springs	CA	90670	Leased

American Tire Distributors, Inc.	4750 Fanucchi Way	Shafter	CA	93263	Leased

American Tire Distributors, Inc.	5000 Fanucchi Way	Shafter	CA	93263	Leased

American Tire Distributors, Inc.	955 Aeroplaza Drive	Colorado Springs	CO	80916	Leased

American Tire Distributors, Inc.	1150 E. 58th Avenue	Denver	CO	80216	Leased

American Tire Distributors, Inc.	2139 Bond Street	Grand Junction	CO	81505	Leased

American Tire Distributors, Inc.	8310 South Valley Highway, 3rd Floor	Englewood	CO	80112	Leased

American Tire Distributors, Inc.	7051 Stuart Ave.	Jacksonville	FL	32254	Leased

American Tire Distributors, Inc.	11700 Miramar Parkway, Suite 500	Miramar	FL	33025	Leased

American Tire Distributors, Inc.	6251 Los Rios Way	Ft. Myers	FL	33966	Leased

American Tire Distributors, Inc.	8751 Skinner Court	Orlando	FL	32824	Leased

American Tire Distributors, Inc.	7502 Sears Boulevard	Pensacola	FL	32514	Leased

American Tire Distributors, Inc.	4755 Capital Circle NW	Tallahassee	FL	32303	Leased

American Tire Distributors, Inc.	4411 Eagle Falls Place	Tampa	FL	33619	Leased

American Tire Distributors, Inc.	601 103rd Avenue North	Royal Palm Beach	FL	33411	Leased

American Tire Distributors, Inc.	2122 Noland Connector	Augusta	GA	30909	Leased

American Tire Distributors, Inc.	102 Dunbar Rd.	Byron	GA	31008	Leased

American Tire Distributors, Inc.	3075 Southpark Boulevard, Suite 100	Ellenwood	GA	30294	Leased

American Tire Distributors, Inc.	2155 Barrett Park Drive, Suite 215	Kennessaw	GA	30144	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	1402 Mills B. Lane Blvd.	Savannah	GA	31405	Leased

American Tire Distributors, Inc.	2232 Mountain Industrial Blvd.	Tucker	GA	30084	Leased

American Tire Distributors, Inc.	3915 Delaware Avenue, Suite 5	Des Moines	IA	50313	Leased

American Tire Distributors, Inc.	1404 E. Fargo Avenue	Nampa	ID	83687	Leased

American Tire Distributors, Inc.	9450 Sergo Drive	Mc Cook	IL	60525	Leased

American Tire Distributors, Inc.	305 Erie Street	Morton	IL	61550	Leased

American Tire Distributors, Inc.	2855 Fortune Circle West	Indianapolis	IN	46241	Leased

American Tire Distributors, Inc.	5015 S. Water Circle	Wichita	KS	67217	Leased

American Tire Distributors, Inc.	8169 and 8173 National Turnpike	Louisville	KY	40214	Leased

American Tire Distributors, Inc.	17200 Manchac Park Lane	Baton Rouge	LA	70817	Leased

American Tire Distributors, Inc.	512 J F Smith Road	Slidell	LA	70460	Leased

American Tire Distributors, Inc.	111 Constitution Blvd	Franklin	MA	02038	Leased

American Tire Distributors, Inc.	4625 Hollins Ferry Road	Baltimore	MD	21227	Leased

American Tire Distributors, Inc.	1409 Tangier Drive, Building 2	Balitmore	MD	21220	Leased

American Tire Distributors, Inc.	530 Marvel Road	Salisbury	MD	21801	Leased

American Tire Distributors, Inc.	17950 Dix-Toledo Road, Suite 300	Brownstown Township	MI	48192	Leased

American Tire Distributors, Inc.	5100 West 35th Street	St. Louis Park	MN	55416	Leased

American Tire Distributors, Inc.	13261 Corporate Exchange Drive	Bridgeton	MO	63044	Leased

American Tire Distributors, Inc.	4121 N. Kentucky Avenue	Kansas City	MO	64161	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	2830 E. Jean Street	Springfield	MO	65803	Leased

American Tire Distributors, Inc.	500 Highway 49 South	Richland	MS	39218	Leased

American Tire Distributors, Inc.	205 Vista Industrial Drive	Arden	NC	28704	Leased

American Tire Distributors, Inc.	3020 Tucker Street Extension	Burlington	NC	27215	Leased

American Tire Distributors, Inc.	4047 Perimeter West Drive	Charlotte	NC	28214	Leased

American Tire Distributors, Inc.	4208 Murchison Road	Fayetteville	NC	28311	Leased

American Tire Distributors, Inc.	12200 Herbert Wayne Court	Huntersville	NC	28078	Leased

American Tire Distributors, Inc.	12225 Herbert Wayne Court	Huntersville	NC	28078	Leased

American Tire Distributors, Inc.	201 Industrial Park Drive	Lincolnton	NC	28092	Leased

American Tire Distributors, Inc.	3099 Finger Mill Road	Lincolnton	NC	28092	Leased

American Tire Distributors, Inc.	190 Cochrane Road	Lincolnton,	NC	28092	Leased

American Tire Distributors, Inc.	147 Highway 24, Suite 121	Morehead City	NC	28557	Leased

American Tire Distributors, Inc.	1615 Wolfpack Lane Suite 121	Raleigh	NC	27609	Leased

American Tire Distributors, Inc.	250 Northstar Drive	Rural Hall	NC	27045	Leased

American Tire Distributors, Inc.	2405 Wrightsville Avenue	Wilmington	NC	28403	Leased

American Tire Distributors, Inc.	2820 Commerce Road	Wilson	NC	27893	Leased

American Tire Distributors, Inc.	1415 W. Commerce Way	Lincoln	NE	68521	Leased

American Tire Distributors, Inc.	29 Jacks Bridge Road	Londonderry	NH	03053	Leased

American Tire Distributors, Inc.	50 Route 46 East	Totowa	NJ	07512	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	111 Ikea Drive	Westampton	NJ	08060	Leased

American Tire Distributors, Inc.	8701 San Mateo Blvd.	Albuquerque	NM	87113	Leased

American Tire Distributors, Inc.	3101 N. Lamb Blvd.	Las Vegas	NV	89115	Leased

American Tire Distributors, Inc.	250 Lillard Drive	Sparks	NV	89431	Leased

American Tire Distributors, Inc.	55 Commerce Avenue	Albany	NY	12206	Leased

American Tire Distributors, Inc.	1350 Scottsville Road	Chili	NY	14624	Leased

American Tire Distributors, Inc.	121 Wilshire Boulevard	Edgewood	NY	11717	Leased

American Tire Distributors, Inc.	23371 Aurora Road	Bedford Heights	OH	44146	Leased

American Tire Distributors, Inc.	4871 Corporate Street SW	Canton	OH	44706	Leased

American Tire Distributors, Inc.	4520 LeSaint Court	Fairfield	OH	45014	Leased

American Tire Distributors, Inc.	200 Orange Point Drive	Lewis Center	OH	43035	Leased

American Tire Distributors, Inc.	3701 South Thomas Road	Oklahoma City	OK	73179	Leased

American Tire Distributors, Inc.	4223 N. Garnett Road	Tulsa	OK	74146	Leased

American Tire Distributors, Inc.	16785 NE Mason Street, Suite B	Portland	OR	97230	Leased

American Tire Distributors, Inc.	2291 Sweeney Drive	Clinton	PA	15026	Leased

American Tire Distributors, Inc.	7360 Spartan Boulevard	Charleston	SC	29418	Leased

American Tire Distributors, Inc.	917 Rosewood Drive	Columbia	SC	29201	Leased

American Tire Distributors, Inc.	1611 Otis Way	Florence	SC	29501	Leased

American Tire Distributors, Inc.	37 Villa Road, Suite 314	Greenville	SC	29615	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	712 N. Main Street	Mauldin	SC	29662	Leased

American Tire Distributors, Inc.	1009 East Amidon	Sioux Falls	SD	57104	Leased

American Tire Distributors, Inc.	7150 Discovery Drive	Chattanooga	TN	37416	Leased

American Tire Distributors, Inc.	916 Callahan Drive	Knoxville	TN	37912	Leased

American Tire Distributors, Inc.	4370 S. Mendenhall Rd	Memphis	TN	38141	Leased

American Tire Distributors, Inc.	521 Harding Industrial Drive	Nashville	TN	37211	Leased

American Tire Distributors, Inc.	410 Century Court	Piney Flats	TN	37686	Leased

American Tire Distributors, Inc.	9151 S. Georgia Street	Amarillo	TX	79118	Leased

American Tire Distributors, Inc.	810 West Howard LaneTech Ridge Building Four 3B	Austin	TX	78753	Leased

American Tire Distributors, Inc.	1701 Vantage Drive, Ste. #102 & #103	Carrollton	TX	75006	Leased

American Tire Distributors, Inc.	1301 S. Navigation Blvd.	Corpus Christi	TX	78405	Leased

American Tire Distributors, Inc.	Dominion Plaza 17300 & 17304 Preston Road	Dallas	TX	75252	Leased

American Tire Distributors, Inc.	12420 Mercantile, Suite 100	El Paso	TX	79935	Leased

American Tire Distributors, Inc.	860 Greens Parkway, Suite 100	Houston	TX	77067	Leased

American Tire Distributors, Inc.	8308 Upland Avenue	Lubbock	TX	79424	Leased

American Tire Distributors, Inc.	2900 W. Bus Hwy. 83	McAllen	TX	78501	Leased

American Tire Distributors, Inc.	13443 South Gessner Road	Missouri City	TX	77489	Leased

American Tire Distributors, Inc.	4093 Highway 67 North	San Angelo	TX	76903	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	17230 N. Green Mountain Road	San Antonio	TX	78247	Leased

American Tire Distributors, Inc.	1815 South 4650 West	Salt Lake City	UT	84104	Leased

American Tire Distributors, Inc.	880 Acorn Drive	Harrisonburg	VA	22801	Leased

American Tire Distributors, Inc.	10231 Harry J. Parrish Blvd.	Manassas	VA	20110	Leased

American Tire Distributors, Inc.	4554 Progress Rd.	Norfolk	VA	23502	Leased

American Tire Distributors, Inc.	1806 Jefferson Davis	Richmond	VA	23224	Leased

American Tire Distributors, Inc.	4702 American Tire Blvd	Roanoke	VA	24019	Leased

American Tire Distributors, Inc.	485 Stafford Umberger Drive	Wytheville	VA	24382	Leased

American Tire Distributors, Inc.	860 Stafford Umberger Driver	Wytheville	VA	24382	Leased

American Tire Distributors, Inc.	521 8th Street SW	Auburn	WA	98001	Leased

American Tire Distributors, Inc.	601 108th Avenue NE (two adjacent Suites on Fourth Floor)	Bellevue	WA	98004	Leased

American Tire Distributors, Inc.	15530 E. Euclid Avenue	Spokane Valley	WA	99216	Leased

American Tire Distributors, Inc.	340 Mahn Court	Oak Creek	WI	53154	Leased

American Tire Distributors, Inc.	300 Harris Drive	Poca	WV	25159	Leased

American Tire Distributors, Inc.	1991 Dunlap Way	Casper	WY	82800	Leased

The Hercules Tire & Rubber Company	16380 U.S. Route 224 East, Suite 200	Findlay	OH	45840	Leased

The Hercules Tire & Rubber Company	1714 South Anderson Avenue	Compton	CA	90220	Leased

The Hercules Tire & Rubber Company	33375 Central Avenue	Union City	CA	94587	Leased

The Hercules Tire & Rubber Company	7600 District Boulevard, Suite B	Bakersfield	CA	93313	Leased

Grantor	Address	City	State/Country	Zip/Postal Code	Leased / Owned

The Hercules Tire & Rubber Company	601 South 65th Avenue, Suite 6	Phoenix	AZ	85043	Leased

The Hercules Tire & Rubber Company	11175 East 55th Avenue, Suite 105	Denver	CO	80239	Leased

The Hercules Tire & Rubber Company	9500 North Royal Lane, Suite 160	Irving	TX	75063	Leased

The Hercules Tire & Rubber Company	500 Northpark Central Drive, Suite 200	Houston	TX	77073	Leased

The Hercules Tire & Rubber Company	8627 North East Loop 410, Building E, Suite 100	San Antonio	TX	78219	Leased

The Hercules Tire & Rubber Company	3710 North River Road	Franklin Park	IL	60131	Leased

The Hercules Tire & Rubber Company	9800 N.W. 100th Road, Suite I	Medley	FL	33178	Leased

The Hercules Tire & Rubber Company	9110 King Palm Drive, Suite 106	Tampa	FL	33619	Leased

The Hercules Tire & Rubber Company	2222 Diversified Way	Orlando	FL	32804	Leased

The Hercules Tire & Rubber Company	7515 North Leadbetter	Portland	OR	97203	Leased

The Hercules Tire & Rubber Company	20413 89th Avenue, Building J	Kent	WA	98031	Leased

(c) Each location where Collateral is held in a public warehouse or is otherwise held by a bailee or on consignment as of the date hereof (except for Inventory in transit) is as follows:

None.

Exhibit B to Security Agreement

EXHIBIT B

Bailees, Warehousemen and Third Party Possessors of Collateral

The following bailees, warehousemen and other third parties are in possession or control of Inventory of a Grantor (except for Inventory in transit):

None.

Exhibit C to Security Agreement

EXHIBIT C

Letter-of-Credit Rights and Chattel Paper

None.

Exhibit D to Security Agreement

EXHIBIT D

United States Federal Intellectual Property Registrations and Applications

I.	Patents and Patent Applications:

None.

II.	Trademark Registrations and Applications

Trademark	Owner/Applicant	Federal Application/ Registration No.

	American Tire Distributors, Inc.	86107218

MILES AHEAD	American Tire Distributors, Inc.	85842700

BUY SMART. DRIVE SAFE.	American Tire Distributors, Inc.	85821446

ATDCONNECT	American Tire Distributors, Inc.	4469168

	American Tire Distributors, Inc.	85821393

	American Tire Distributors, Inc.	85821433

	American Tire Distributors, Inc.	85849099

	American Tire Distributors, Inc.	85854501

	American Tire Distributors, Inc.	85849087

REGUL	American Tire Distributors, Inc.	4302414

	American Tire Distributors, Inc.	4028814

	American Tire Distributors, Inc.	3302482

ENVIZIO	American Tire Distributors, Inc.	3406819

WHEEL WIZARD ENVIZIO	American Tire Distributors, Inc.	3308837

Trademark	Owner/Applicant	Federal Application/ Registration No.

ATDServiceBAY	American Tire Distributors, Inc.	3216533

ATDServiceBAY	American Tire Distributors, Inc.	3415784

ATDONLINE	American Tire Distributors, Inc.	3188225

DRIFZ	American Tire Distributors, Inc.	3386225

	American Tire Distributors, Inc.	3024766

ATD	American Tire Distributors, Inc.	3146443

	American Tire Distributors, Inc.	3998612

	American Tire Distributors, Inc.	3795182

	American Tire Distributors, Inc.	3795181

	American Tire Distributors, Inc.	3894313

	American Tire Distributors, Inc.	3704090

O.E. PERFORMANCE	American Tire Distributors, Inc.	3713864

	American Tire Distributors, Inc.	3704089

AMERICAN TIRE DISTRIBUTORS	American Tire Distributors, Inc.	4284277

EVOLVE YOUR RIDE	American Tire Distributors, Inc.	3700735

WHEELENVIZIO.COM	American Tire Distributors, Inc.	3365163

CRUISER ALLOY	American Tire Distributors, Inc.	3489644

NEGOTIATOR	American Tire Distributors, Inc.	3071313

Trademark	Owner/Applicant	Federal Application/ Registration No.

HEAFNET	American Tire Distributors, Inc.	2173352

REGUL QUESTA	American Tire Distributors, Inc.	2084592

PACER	American Tire Distributors, Inc.	2013348

DYNATRAC	American Tire Distributors, Inc.	1982061

MAGNUM	American Tire Distributors, Inc.	1884613

ICW	American Tire Distributors, Inc.	1835379

PACER	American Tire Distributors, Inc.	1818444

CAPITOL	American Tire Distributors, Inc.	1887070

	American Tire Distributors, Inc.	1522166

	American Tire Distributors, Inc.	1407619

TRAK ‘N’ BLAZER	American Tire Distributors, Inc.	1331956

	American Tire Distributors, Inc.	1327370

WINNER	American Tire Distributors, Inc.	1026159

	American Tire Distributors, Inc.	0974610

AM-PAC	Am-Pac Tire Dist. Inc.	3956363

TERRA TRAC CROSS-V	The Hercules Tire & Rubber Company	86014955

	The Hercules Tire & Rubber Company	4444826

ROAD FORCE	The Hercules Tire & Rubber Company	3482180

SUPER EXPRESS	The Hercules Tire & Rubber Company	3356203

ALL COUNTRY	The Hercules Tire & Rubber Company	3073522

GOLD LABEL	The Hercules Tire & Rubber Company	3410481

Trademark	Owner/Applicant	Federal Application/ Registration No.

BLACK LABEL	The Hercules Tire & Rubber Company	3410480

ICE MASTER	The Hercules Tire & Rubber Company	3325890

ROADTOUR	The Hercules Tire & Rubber Company	4056891

IRONMAN iMOVE	The Hercules Tire & Rubber Company	3932475

TOUR 4.0	The Hercules Tire & Rubber Company	3884077

HERCULES POWER CV	The Hercules Tire & Rubber Company	3929447

IRONMAN IMAGE	The Hercules Tire & Rubber Company	3938615

	The Hercules Tire & Rubber Company	3717939

MERIT MYSTIC CRI	The Hercules Tire & Rubber Company	3804091

BLACKHAWK	The Hercules Tire & Rubber Company	3946628

RIDE ON OUR STRENGTH	The Hercules Tire & Rubber Company	3505165

RAPTIS	The Hercules Tire & Rubber Company	3532134

	The Hercules Tire & Rubber Company	3508541

ALL TRAC	The Hercules Tire & Rubber Company	3491397

	The Hercules Tire & Rubber Company	3449339

HERCULES TIRE INTERNATIONAL	The Hercules Tire & Rubber Company	3310895

R-FORCE	The Hercules Tire & Rubber Company	3644451

TERRA TRAC	The Hercules Tire & Rubber Company	2482486

POLAR TRAX	The Hercules Tire & Rubber Company	2394940

MERIT ALL COUNTRY LXT	The Hercules Tire & Rubber Company	2398388

ULTRA PLUS IV	The Hercules Tire & Rubber Company	2254918

MR	The Hercules Tire & Rubber Company	2134860

SIGNET	The Hercules Tire & Rubber Company	2091937

Trademark	Owner/Applicant	Federal Application/ Registration No.

MRX PLUS IV	The Hercules Tire & Rubber Company	1802671

	The Hercules Tire & Rubber Company	1749007

MERIT	The Hercules Tire & Rubber Company	1715482

TERRA TRAC TOURING LTD.	The Hercules Tire & Rubber Company	2089703

MEGA TR	The Hercules Tire & Rubber Company	1752428

	The Hercules Tire & Rubber Company	1728695

CARMERICA	The Hercules Tire & Rubber Company	1693532

TRAIL DIGGER	The Hercules Tire & Rubber Company	1282370

ELECTRA	The Hercules Tire & Rubber Company	1132666

	The Hercules Tire & Rubber Company	1015747

	The Hercules Tire & Rubber Company	0771896

HERCUMILE	The Hercules Tire & Rubber Company	0893739

H.D.T.L.	The Hercules Tire & Rubber Company	0813014

ULTRAPREME	The Hercules Tire & Rubber Company	0782857

HERCULES	The Hercules Tire & Rubber Company	0713519

NORTHCOAST TUNER.COM	Terry’s Tire Town, Inc.	3,584,562

NORTHCOAST TRUCK.COM	Terry’s Tire Town, Inc.	3,584,563

TIRETEAM	Terry’s Tire Town, Inc.	77/831,790

ONE PRICE DOES IT ALL	Terry’s Tire Town, Inc.	2,640,219

III.	Copyright Registrations

None.

Exhibit E to Security Agreement

EXHIBIT E

Commercial Tort Claims

None.

Exhibit F to Security Agreement

EXHIBIT F

Pledged Collateral

Entity	Interest Issued (number and type)	Record and Beneficial Owner	Percentage Ownership	Certificate Numbers
American Tire Distributors Holdings, Inc.	50 shares of Common Stock; $0.01 par value	Accelerate Holdings Corp.	100%	1
American Tire Distributors, Inc.	1,000 shares of Common Stock; $0.01 par value	American Tire Distributors Holdings, Inc.	100%	1
Am-Pac Tire Dist. Inc.	1,200 shares of Common Stock; $0.00 par value	American Tire Distributors, Inc.	100%	7
Tire Wholesalers, Inc.	100 shares of Common Stock; $0.00 par value	American Tire Distributors, Inc.	100%	15
The Hercules Tire & Rubber Company	1,052,794.7274 shares	American Tire Distributors, Inc.	100%	6
Hercules Asia Pacific, LLC	Membership Interests	The Hercules Tire & Rubber Company	100%	N/A
Terry’s Tire Town Holdings, Inc.	100 shares common stock	American Tire Distributors, Inc.	100%	2
Terry’s Tire Town, Inc.	1,500 shares of common stock	Terry’s Tire Town Holdings, Inc.	100%	71
T & Z Tire Wholesalers, Inc.	100 shares of common stock	Terry’s Tire Town Holdings, Inc.	100%	6
Englewood Tire Wholesale, Inc.	100 shares of capital stock	Terry’s Tire Town Holdings, Inc.	100%	2
Summit Tires Northeast, LLC	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A
Terry’s Tire Town Virginia, Ltd.	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A
Terry’s Tire Town Baltimore, Ltd.	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A

Exhibit G to Security Agreement

EXHIBIT G

UCC Filing Offices

Grantor	UCC Filing Office

Terry’s Tire Town Holdings, Inc.	Ohio Secretary of State

Terry’s Tire Town, Inc.	Ohio Secretary of State

T & Z Tire Wholesalers, Inc.	Ohio Secretary of State

Englewood Tire Wholesale, Inc.	New Jersey Department of Treasury

Summit Tires Northeast, LLC	Ohio Secretary of State

Terry’s Tire Town Virginia, Ltd.	Ohio Secretary of State

Terry’s Tire Town Baltimore, Ltd.	Ohio Secretary of State

American Tire Distributors Holdings, Inc.	Delaware Secretary of State

American Tire Distributors, Inc.	Delaware Secretary of State

Am-Pac Tire Dist. Inc.	California Secretary of State

Tire Wholesalers, Inc.	Washington Department of Licensing

The Hercules Tire & Rubber Company	Connecticut Secretary of the State

Hercules Asia Pacific, LLC	Connecticut Secretary of the State

Exhibit H to Security Agreement

EXHIBIT H

PERFECTION CERTIFICATE

March 28, 2014

Reference is made to the Security Agreement (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of March 28, 2014 by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (the “Company”), AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC., a Delaware corporation (“Holdings”), each Guarantor from time to time party thereto, the lenders from time to time party thereto and BANK OF AMERICA, N.A., as Term Collateral Agent. Capitalized terms used but not defined herein have the meanings set forth in either the Security Agreement or the Credit Agreement referred to therein, as applicable.

The undersigned Responsible Officer of the Company hereby certifies to the Term Collateral Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation, organization or formation, is as follows:

Exact Legal Name of Each Grantor
American Tire Distributors Holdings, Inc.
American Tire Distributors, Inc.
Am-Pac Tire Dist. Inc.
Tire Wholesalers, Inc.
The Hercules Tire & Rubber Company
Hercules Asia Pacific, LLC
Terry’s Tire Town Holdings, Inc.
Terry’s Tire Town, Inc.
T & Z Tire Wholesalers, Inc.
Terry’s Tire Town Virginia, Ltd.
Terry’s Tire Town Baltimore, Ltd.
Englewood Tire Wholesale, Inc.
Summit Tires Northeast, LLC

(b) No Grantor has had any other legal name in the past five years.

(c) Except as set forth in Schedule 1C hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1C the information required by Sections 1(a), 2(a) and 2(b) of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) Attached hereto as Schedule 1D is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units (but excluding subsidiaries that are not Grantors) in connection with the conduct of its business or the ownership of its properties at any time during the past five years.

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization or formation of each Grantor that is a registered organization:

Grantor	Organizational Identification Number
American Tire Distributors Holdings, Inc.	3920495
American Tire Distributors, Inc.	2985653
Am-Pac Tire Dist. Inc.	C2122675
Tire Wholesalers, Inc.	600 058 380
The Hercules Tire & Rubber Company	0089194
Hercules Asia Pacific, LLC	1030081
Terry’s Tire Town Holdings, Inc.	1976430
Terry’s Tire Town, Inc.	519217
T & Z Tire Wholesalers, Inc.	607788
Terry’s Tire Town Virginia, Ltd.	1499927
Terry’s Tire Town Baltimore, Ltd.	1179611
Englewood Tire Wholesale, Inc.	0100771986
Summit Tires Northeast, LLC	1988157

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

Grantor	Federal Taxpayer Identification Number
American Tire Distributors Holdings, Inc.	59-3796143
American Tire Distributors, Inc.	56-0754594
Am-Pac Tire Dist. Inc.	95-4709076
Tire Wholesalers, Inc.	91-0873407
The Hercules Tire & Rubber Company	06-0663365
Hercules Asia Pacific, LLC	45-0962499
Terry’s Tire Town Holdings, Inc.	27-3977464
Terry’s Tire Town, Inc.	34-1260171
T & Z Tire Wholesalers, Inc.	34-1389604
Terry’s Tire Town Virginia, Ltd.	32-0134402
Terry’s Tire Town Baltimore, Ltd.	34-1932349
Englewood Tire Wholesale, Inc.	22-3645360
Summit Tires Northeast, LLC	27-4475312

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

American Tire Distributors Holdings, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

American Tire Distributors, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

Am-Pac Tire Dist. Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

Grantor	Mailing Address	County	State

Tire Wholesalers, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

The Hercules Tire & Rubber Company	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840	Hancock	OH

Hercules Asia Pacific, LLC	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840	Hancock	OH

Terry’s Tire Town Holdings, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

Terry’s Tire Town, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

T & Z Tire Wholesalers, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

Terry’s Tire Town Virginia, Ltd.	4501 Carolina Avenue, Bldg. F, Richmond, Virginia 23222	Henrico	VA

Terry’s Tire Town Baltimore, Ltd.	1790 Crossroads Drive, Odenton, Maryland 21113	Anne Arundel	MD

Englewood Tire Wholesale, Inc.	757 Page Avenue, Lyndhurst, New Jersey 07071	Bergen	NJ

Summit Tires Northeast, LLC	220 O’Connell Way, Bldg. B, Taunton, MA 02718	Bristol	MA

(b) The jurisdiction of organization of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction
American Tire Distributors Holdings, Inc.	Delaware
American Tire Distributors, Inc.	Delaware
Am-Pac Tire Dist. Inc.	California
Tire Wholesalers, Inc.	Washington
The Hercules Tire & Rubber Company	Connecticut
Hercules Asia Pacific, LLC	Connecticut
Terry’s Tire Town Holdings, Inc.	Ohio
Terry’s Tire Town, Inc.	Ohio
T & Z Tire Wholesalers, Inc.	Ohio
Terry’s Tire Town Virginia, Ltd.	Ohio
Terry’s Tire Town Baltimore, Ltd.	Ohio
Englewood Tire Wholesale, Inc.	New Jersey
Summit Tires Northeast, LLC	Ohio

(c) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

American Tire Distributors Holdings, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

American Tire Distributors, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

Am-Pac Tire Dist. Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

Tire Wholesalers, Inc.	12200 Herbert Wayne Court, Ste. 150, Huntersville, NC 28078	Mecklenburg County	NC

The Hercules Tire & Rubber Company	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840	Hancock	OH

Hercules Asia Pacific, LLC	16380 East U.S. Route 224, Suite 200 Findlay, OH 45840	Hancock	OH

Terry’s Tire Town Holdings, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

Terry’s Tire Town, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

T & Z Tire Wholesalers, Inc.	2360 West Main Street, Alliance, Ohio 44601	Stark	OH

Terry’s Tire Town Virginia, Ltd.	4501 Carolina Avenue, Bldg. F, Richmond, Virginia 23222	Henrico	VA

Terry’s Tire Town Baltimore, Ltd.	1790 Crossroads Drive, Odenton, Maryland 21113	Anne Arundel	MD

Englewood Tire Wholesale, Inc.	757 Page Avenue, Lyndhurst, New Jersey 07071	Bergen	NJ

Summit Tires Northeast, LLC	220 O’Connell Way, Bldg. B, Taunton, MA 02718	Bristol	MA

(d) Attached hereto as Schedule 2 is a schedule of all the locations where each Grantor maintains any Equipment, Inventory or other tangible Collateral not identified above.

3. No Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business except as set forth in Schedule 3 hereto.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted or scheduled under the Credit Agreement.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is organized and, to the extent any of the collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness (other than checks to be deposited in the ordinary course of business) held by each Grantor that are required to be pledged under the Security Agreement including all intercompany notes between Holdings and each subsidiary of Holdings and each other subsidiary in excess of $5,000,000 in aggregate principal amount.

9. Deposit Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number, except to the extent that the amount individually or in the aggregate, of the funds held in all such accounts not indentified on Schedule 9 hereto does not exceed $100,000.

10. Assignment of Claims Act. Attached hereto as Schedule 10 is a true and correct list of all written contracts between the Company or any Subsidiary and the United States government or any department or agency thereof that have a remaining value of at least $5,000,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11. Advances. Attached hereto as Schedule 11 is a true and correct list of all advances made by Holdings to any subsidiary of Holdings or made by any subsidiary of Holdings to Holdings or to any other subsidiary of Holdings in excess of $5,000,000 in aggregate principal amount (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Term Collateral Agent under the Security Agreement.

12. Intellectual Property. Attached hereto as Schedule 12A is a schedule setting forth all of each Grantor’s United States federal issued Patents, registered Trademarks, pending Patent applications and pending trademark applications, including the name of the registered owner and the registration number (each if applicable) of each United States federal Patent and registered or applied for Trademark owned by any Grantor. Attached hereto as Schedule 12B is a schedule setting forth all of each Grantor’s United States registered Copyrights, including the name of the registered owner and the registration number of each United States registered Copyright owned by any Grantor.

13. Commercial Tort Claims. Attached hereto as Schedule 13 is a true and correct list of commercial tort claims in excess of $5,000,000 held by any Grantor for which a complaint has been filed, including a brief description thereof.

14. Letters of Credit. Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit in a maximum available amount in excess of $5,000,000 for which any Grantor is a beneficiary or assignee, showing for each such letter of credit the issuer thereof, nominated person (if any), account party, number maximum available amount and date.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first above written.

AMERICAN TIRE DISTRIBUTORS, INC.

By:
Name:
Title:

SCHEDULE 1C

Changes in Identity or Corporate Structure Within Past Five Years

Name	Nature of Change	Date

Terry’s Tire Town Holdings, Inc.	Purchase of Equity Interests in Terry’s Tire Town Holdings, Inc. by American Tire Distributors, Inc. pursuant to the Stock Purchase Agreement dated as of February 17, 2014 between American Tire Distributors, Inc. and TTT Holdings, Inc.	3/28/2014

Englewood Tire Wholesale, Inc.	Purchase of Equity Interests in Englewood Tire Wholesale, Inc. by Terry’s Tire Town Holdings, Inc. pursuant to the Stock Purchase Agreement dated as of October 13, 2011 between Terry’s Tire Town Holdings, Inc., Englewood Tire Distributors, Inc. and John Boyle	10/13/2011

Summit Tires Northeast, LLC	Purchase of substantially all assets of Summit Tires of Massachusetts, Inc. by Summit Tires Northeast, LLC pursuant to the Asset Purchase Agreement dated as of January 21, 2011 by and among Summit Tires of Massachusetts, Inc., Benjamin Kravitz, Harvey Rudnick, Francis Ledwith and Summit Tires Northeast LLC	01/21/2011

T & Z Tire Wholesalers, Inc.	Dividend of 100% of the Equity Interests in T & Z Tire Wholesalers, Inc. from Terry’s Tire Town, Inc. to Terry’s Tire Town Holdings, Inc. dated as of November 23, 2010	11/23/2010

Terry’s Tire Town Holdings, Inc.	Contribution of the Equity Interests in Terry’s Tire Town Virginia, Ltd. from TTT Holdings, Inc. to Terry’s Tire Town Holdings, Inc. pursuant to the Written Consent of the Board of Directors dated as of November 23, 2010	11/23/2010

Terry’s Tire Town Holdings, Inc.	Designated TTT Holdings, Inc. designee of the Acquired Securities under the Purchase and Contribution Agreement dated as of November 2, 2010 by and among TTT Holdings, Inc., Terry’s Tire Town, Inc., Terry’s Tire Town Virginia, Ltd., Terry’s Tire Town Baltimore, Ltd., Premier Bandag #8, Inc., Saw Mill Tire Co. and LTZ Tire, LLC	11/23/2010

T & Z Tire Wholesalers, Inc.	Purchase of Equity Interests in T & Z Tire Wholesalers, Inc. by Terry’s Tire Town, Inc. pursuant to the Stock Purchase Agreements dated as of November 1, 2010 between Terry’s Tire Town, Inc. and Paul Zurcher, and Terry’s Tire Town, Inc. and Terry Tolerton	11/01/2010

ATD Acquisition Co. III	Merged into American Tire Distributors, Inc.	8/8/2011

The Bowlus Service Company	Merged into American Tire Distributors, Inc.	8/8/2011

The Hercules Tire & Rubber Company	Acquired by American Tire Distributors, Inc.	1/31/2014

Hercules Asia Pacific, LLC	Formation	3/2/2011

Tire Distributors, Inc.	Merged into American Tire Distributors, Inc.	1/31/2014

Hercules Tire Holdings LLC	Merged into American Tire Distributors, Inc.	1/31/2014

ATD Acquisition Co. IV	Merged into American Tire Distributors, Inc.;	12/28/2013

Firestone of Denham Springs, Inc.	Merged into ATD Acquisition Co. IV	12/28/2013

SCHEDULE 1D

Other Names Used by Each Grantor Within Past Five Years

Grantor	Other Name Used

American Tire Distributors, Inc.	Heafner Tire Group, Inc.

American Tire Distributors, Inc.	ATD

American Tire Distributors, Inc.	Heafner Worldwide

American Tire Distributors, Inc.	ATD Worldwide

American Tire Distributors, Inc.	Heafnet

American Tire Distributors, Inc.	ATD Online

American Tire Distributors, Inc.	Xpress Performance

American Tire Distributors, Inc.	Tirebuyer.com

American Tire Distributors, Inc.	Tirebuyer

American Tire Distributors, Inc.	6-H Homann, LLC

American Tire Distributors, Inc.	Homann Tire, LTD

American Tire Distributors, Inc.	T.O. Haas Tire Company, Inc.

American Tire Distributors, Inc.	Haas Tire

American Tire Distributors, Inc.	The Speed Merchant, Inc.

American Tire Distributors, Inc.	CPW

American Tire Distributors, Inc.	Competition Parts Warehouse

American Tire Distributors, Inc.	American Tire Distributors

American Tire Distributors, Inc.	Wholesale Tire Distributors, Inc.

American Tire Distributors, Inc.	ATD Acquisition Co., II

American Tire Distributors, Inc.	ATD Acquisition Co., III

American Tire Distributors, Inc.	ATD Acquisition Co., IV

American Tire Distributors, Inc.	Tire Wholesalers, Inc.

American Tire Distributors, Inc.	Firestone of Denham Springs, Inc.

American Tire Distributors, Inc.	CTO

American Tire Distributors, Inc.	The Bowlus Service Company

American Tire Distributors, Inc.	NCT

American Tire Distributors, Inc.	North Central Tire

American Tire Distributors, Inc.	Am-Pac

American Tire Distributors, Inc.	Am-Pac Tire Dist. Inc.

American Tire Distributors, Inc.	Tire Pros Francorp

Am-Pac Tire Dist. Inc.	Am-Pac

Am-Pac Tire Dist. Inc.	Tire Pros Francorp

Tire Wholesalers, Inc.	TWI

The Hercules Tire & Rubber Company	TDW (Tire Dealers Warehouse)

The Hercules Tire & Rubber Company	TDW

The Hercules Tire & Rubber Company	Hercules Tire

Grantor	Other Name Used

The Hercules Tire & Rubber Company	Hercules Tire & Rubber

The Hercules Tire & Rubber Company	Hercules Tire and Rubber

The Hercules Tire & Rubber Company	Hercules

The Hercules Tire & Rubber Company	Hercules Tire International

Terry’s Tire Town, Inc.	TireTeam

Terry’s Tire Town, Inc.	LawnPro Tires

Terry’s Tire Town, Inc.	Tire Liquidators

Englewood Tire Wholesale, Inc.	Discount Tire Express

SCHEDULE 2

Locations of Equipment, Inventory or Other Tangible Collateral

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

Terry’s Tire Town Baltimore, Ltd.	1780 Crossroads Dr. 1790 Crossroads Dr.	Odenton	MD	21113	Leased

Terry’s Tire Town Virginia, Ltd.	4501 Carolina Ave.	Richmond	VA	23222	Leased

Terry’s Tire Town, Inc.	1658 Highland Rd.	Twinsburg	OH	44087	Leased

Terry’s Tire Town, Inc.	1615 Perry Dr. SW	Canton	OH	44706	Leased

Terry’s Tire Town, Inc.	1469 W. Main St.	Alliance	OH	44601	Leased

Terry’s Tire Town, Inc.	2360 W. Main St.	Alliance	OH	44601	Leased

Terry’s Tire Town, Inc.	39 Ohio Machinery	Girard	OH	44601	Leased

Englewood Tire Wholesale, Inc.	757 Page Avenue	Lyndhurst	NJ	07071	Leased

Englewood Tire Wholesale, Inc.	180-200 Prestige Park Road	East Hartford	CT	06108	Leased

Englewood Tire Wholesale, Inc.	1230 Forest Parkway	West Deptford	NJ	08051	Leased

Summit Tires Northeast, LLC	39 Eisenhower Dr.	Westbrook	Maine	04092	Leased

Summit Tires Northeast, LLC	195 Liberty Street	Brockton	MA	02301	Leased

Summit Tires Northeast, LLC	17 Dumaine Ave. 23 Dumaine Ave.	Nashua	NH	03063	Leased

Summit Tires Northeast, LLC	220 O’Connell Way, Building B, Crossroads Commerce Center	East Taunton	MA	02718	Leased

Terry’s Tire Town Holdings, Inc.	999 South Oyster Bay Road	Bethpage	NY	11714	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

Terry’s Tire Town, Inc.	5555 Massillon Road Distribution Center #1	Canton	OH	44720	Leased

Terry’s Tire Town, Inc.	2235 E. Caster Avenue,	Philadelphia	PA	19134	Leased

Am-Pac Tire Dist. Inc.	3000 35th Avenue	Birmingham	AL	35203	Leased

American Tire Distributors, Inc.	420 Industrial Park Road	Cullman	AL	35055	Leased

American Tire Distributors, Inc.	881 Roy Hodges Boulevard	Montgomery	AL	36117	Leased

American Tire Distributors, Inc.	5240 Willis Road	Theodore	AL	36582	Leased

American Tire Distributors, Inc.	1200 E. 12th Street	N. Little Rock	AR	72214	Leased

American Tire Distributors, Inc.	3921 East 19th Street	Texarkana	AR	71854	Leased

American Tire Distributors, Inc.	2001 South 15th Avenue	Phoenix	AZ	85007	Leased

American Tire Distributors, Inc.	6720 S. Alvernon Way	Tucson	AZ	85756	Leased

American Tire Distributors, Inc.	5600 Norris Road	Bakersfield	CA	93308	Leased

American Tire Distributors, Inc.	22411 S. Bonita Street	Carson	CA	90745	Leased

American Tire Distributors, Inc.	2400 Main Street	Chula Vista	CA	91911	Leased

American Tire Distributors, Inc.	3064 S. Chestnut Ave	Fresno	CA	93725	Leased

American Tire Distributors, Inc.	18301 Von Karman Avenue, Suite 420	Irvine	CA	92612	Leased

American Tire Distributors, Inc.	5100 Commerce Avenue	Moorpark	CA	93021	Leased

American Tire Distributors, Inc.	11680 Dayton Drive	Rancho Cucamonga	CA	91730	Leased

American Tire Distributors, Inc.	4632 Raley Blvd.	Sacramento	CA	95838	Leased

American Tire Distributors, Inc.	645 Dado Street	San Jose	CA	95112	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	13335 Orden Drive	Santa Fe Springs	CA	90670	Leased

American Tire Distributors, Inc.	4750 Fanucchi Way	Shafter	CA	93263	Leased

American Tire Distributors, Inc.	5000 Fanucchi Way	Shafter	CA	93263	Leased

American Tire Distributors, Inc.	955 Aeroplaza Drive	Colorado Springs	CO	80916	Leased

American Tire Distributors, Inc.	1150 E. 58th Avenue	Denver	CO	80216	Leased

American Tire Distributors, Inc.	2139 Bond Street	Grand Junction	CO	81505	Leased

American Tire Distributors, Inc.	8310 South Valley Highway, 3rd Floor	Englewood	CO	80112	Leased

American Tire Distributors, Inc.	7051 Stuart Ave.	Jacksonville	FL	32254	Leased

American Tire Distributors, Inc.	11700 Miramar Parkway, Suite 500	Miramar	FL	33025	Leased

American Tire Distributors, Inc.	6251 Los Rios Way	Ft. Myers	FL	33966	Leased

American Tire Distributors, Inc.	8751 Skinner Court	Orlando	FL	32824	Leased

American Tire Distributors, Inc.	7502 Sears Boulevard	Pensacola	FL	32514	Leased

American Tire Distributors, Inc.	4755 Capital Circle NW	Tallahassee	FL	32303	Leased

American Tire Distributors, Inc.	4411 Eagle Falls Place	Tampa	FL	33619	Leased

American Tire Distributors, Inc.	601 103rd Avenue North	Royal Palm Beach	FL	33411	Leased

American Tire Distributors, Inc.	2122 Noland Connector	Augusta	GA	30909	Leased

American Tire Distributors, Inc.	102 Dunbar Rd.	Byron	GA	31008	Leased

American Tire Distributors, Inc.	3075 Southpark Boulevard, Suite 100	Ellenwood	GA	30294	Leased

American Tire Distributors, Inc.	2155 Barrett Park Drive, Suite 215	Kennessaw	GA	30144	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	1402 Mills B. Lane Blvd.	Savannah	GA	31405	Leased

American Tire Distributors, Inc.	2232 Mountain Industrial Blvd.	Tucker	GA	30084	Leased

American Tire Distributors, Inc.	3915 Delaware Avenue, Suite 5	Des Moines	IA	50313	Leased

American Tire Distributors, Inc.	1404 E. Fargo Avenue	Nampa	ID	83687	Leased

American Tire Distributors, Inc.	9450 Sergo Drive	Mc Cook	IL	60525	Leased

American Tire Distributors, Inc.	305 Erie Street	Morton	IL	61550	Leased

American Tire Distributors, Inc.	2855 Fortune Circle West	Indianapolis	IN	46241	Leased

American Tire Distributors, Inc.	5015 S. Water Circle	Wichita	KS	67217	Leased

American Tire Distributors, Inc.	8169 and 8173 National Turnpike	Louisville	KY	40214	Leased

American Tire Distributors, Inc.	17200 Manchac Park Lane	Baton Rouge	LA	70817	Leased

American Tire Distributors, Inc.	512 J F Smith Road	Slidell	LA	70460	Leased

American Tire Distributors, Inc.	111 Constitution Blvd	Franklin	MA	02038	Leased

American Tire Distributors, Inc.	4625 Hollins Ferry Road	Baltimore	MD	21227	Leased

American Tire Distributors, Inc.	1409 Tangier Drive, Building 2	Balitmore	MD	21220	Leased

American Tire Distributors, Inc.	530 Marvel Road	Salisbury	MD	21801	Leased

American Tire Distributors, Inc.	17950 Dix-Toledo Road, Suite 300	Brownstown Township	MI	48192	Leased

American Tire Distributors, Inc.	5100 West 35th Street	St. Louis Park	MN	55416	Leased

American Tire Distributors, Inc.	13261 Corporate Exchange Drive	Bridgeton	MO	63044	Leased

American Tire Distributors, Inc.	4121 N. Kentucky Avenue	Kansas City	MO	64161	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	2830 E. Jean Street	Springfield	MO	65803	Leased

American Tire Distributors, Inc.	500 Highway 49 South	Richland	MS	39218	Leased

American Tire Distributors, Inc.	205 Vista Industrial Drive	Arden	NC	28704	Leased

American Tire Distributors, Inc.	3020 Tucker Street Extension	Burlington	NC	27215	Leased

American Tire Distributors, Inc.	4047 Perimeter West Drive	Charlotte	NC	28214	Leased

American Tire Distributors, Inc.	4208 Murchison Road	Fayetteville	NC	28311	Leased

American Tire Distributors, Inc.	12200 Herbert Wayne Court	Huntersville	NC	28078	Leased

American Tire Distributors, Inc.	12225 Herbert Wayne Court	Huntersville	NC	28078	Leased

American Tire Distributors, Inc.	201 Industrial Park Drive	Lincolnton	NC	28092	Leased

American Tire Distributors, Inc.	3099 Finger Mill Road	Lincolnton	NC	28092	Leased

American Tire Distributors, Inc.	190 Cochrane Road	Lincolnton,	NC	28092	Leased

American Tire Distributors, Inc.	147 Highway 24, Suite 121	Morehead City	NC	28557	Leased

American Tire Distributors, Inc.	1615 Wolfpack Lane Suite 121	Raleigh	NC	27609	Leased

American Tire Distributors, Inc.	250 Northstar Drive	Rural Hall	NC	27045	Leased

American Tire Distributors, Inc.	2405 Wrightsville Avenue	Wilmington	NC	28403	Leased

American Tire Distributors, Inc.	2820 Commerce Road	Wilson	NC	27893	Leased

American Tire Distributors, Inc.	1415 W. Commerce Way	Lincoln	NE	68521	Leased

American Tire Distributors, Inc.	29 Jacks Bridge Road	Londonderry	NH	03053	Leased

American Tire Distributors, Inc.	50 Route 46 East	Totowa	NJ	07512	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	111 Ikea Drive	Westampton	NJ	08060	Leased

American Tire Distributors, Inc.	8701 San Mateo Blvd.	Albuquerque	NM	87113	Leased

American Tire Distributors, Inc.	3101 N. Lamb Blvd.	Las Vegas	NV	89115	Leased

American Tire Distributors, Inc.	250 Lillard Drive	Sparks	NV	89431	Leased

American Tire Distributors, Inc.	55 Commerce Avenue	Albany	NY	12206	Leased

American Tire Distributors, Inc.	1350 Scottsville Road	Chili	NY	14624	Leased

American Tire Distributors, Inc.	121 Wilshire Boulevard	Edgewood	NY	11717	Leased

American Tire Distributors, Inc.	23371 Aurora Road	Bedford Heights	OH	44146	Leased

American Tire Distributors, Inc.	4871 Corporate Street SW	Canton	OH	44706	Leased

American Tire Distributors, Inc.	4520 LeSaint Court	Fairfield	OH	45014	Leased

American Tire Distributors, Inc.	200 Orange Point Drive	Lewis Center	OH	43035	Leased

American Tire Distributors, Inc.	3701 South Thomas Road	Oklahoma City	OK	73179	Leased

American Tire Distributors, Inc.	4223 N. Garnett Road	Tulsa	OK	74146	Leased

American Tire Distributors, Inc.	16785 NE Mason Street, Suite B	Portland	OR	97230	Leased

American Tire Distributors, Inc.	2291 Sweeney Drive	Clinton	PA	15026	Leased

American Tire Distributors, Inc.	7360 Spartan Boulevard	Charleston	SC	29418	Leased

American Tire Distributors, Inc.	917 Rosewood Drive	Columbia	SC	29201	Leased

American Tire Distributors, Inc.	1611 Otis Way	Florence	SC	29501	Leased

American Tire Distributors, Inc.	37 Villa Road, Suite 314	Greenville	SC	29615	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	712 N. Main Street	Mauldin	SC	29662	Leased

American Tire Distributors, Inc.	1009 East Amidon	Sioux Falls	SD	57104	Leased

American Tire Distributors, Inc.	7150 Discovery Drive	Chattanooga	TN	37416	Leased

American Tire Distributors, Inc.	916 Callahan Drive	Knoxville	TN	37912	Leased

American Tire Distributors, Inc.	4370 S. Mendenhall Rd	Memphis	TN	38141	Leased

American Tire Distributors, Inc.	521 Harding Industrial Drive	Nashville	TN	37211	Leased

American Tire Distributors, Inc.	410 Century Court	Piney Flats	TN	37686	Leased

American Tire Distributors, Inc.	9151 S. Georgia Street	Amarillo	TX	79118	Leased

American Tire Distributors, Inc.	810 West Howard LaneTech Ridge Building Four 3B	Austin	TX	78753	Leased

American Tire Distributors, Inc.	1701 Vantage Drive, Ste. #102 & #103	Carrollton	TX	75006	Leased

American Tire Distributors, Inc.	1301 S. Navigation Blvd.	Corpus Christi	TX	78405	Leased

American Tire Distributors, Inc.	Dominion Plaza 17300 & 17304 Preston Road	Dallas	TX	75252	Leased

American Tire Distributors, Inc.	12420 Mercantile, Suite 100	El Paso	TX	79935	Leased

American Tire Distributors, Inc.	860 Greens Parkway, Suite 100	Houston	TX	77067	Leased

American Tire Distributors, Inc.	8308 Upland Avenue	Lubbock	TX	79424	Leased

American Tire Distributors, Inc.	2900 W. Bus Hwy. 83	McAllen	TX	78501	Leased

American Tire Distributors, Inc.	13443 South Gessner Road	Missouri City	TX	77489	Leased

American Tire Distributors, Inc.	4093 Highway 67 North	San Angelo	TX	76903	Leased

American Tire Distributors, Inc.	17230 N. Green Mountain Road	San Antonio	TX	78247	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

American Tire Distributors, Inc.	1815 South 4650 West	Salt Lake City	UT	84104	Leased

American Tire Distributors, Inc.	880 Acorn Drive	Harrisonburg	VA	22801	Leased

American Tire Distributors, Inc.	10231 Harry J. Parrish Blvd.	Manassas	VA	20110	Leased

American Tire Distributors, Inc.	4554 Progress Rd.	Norfolk	VA	23502	Leased

American Tire Distributors, Inc.	1806 Jefferson Davis	Richmond	VA	23224	Leased

American Tire Distributors, Inc.	4702 American Tire Blvd	Roanoke	VA	24019	Leased

American Tire Distributors, Inc.	485 Stafford Umberger Drive	Wytheville	VA	24382	Leased

American Tire Distributors, Inc.	860 Stafford Umberger Driver	Wytheville	VA	24382	Leased

American Tire Distributors, Inc.	521 8th Street SW	Auburn	WA	98001	Leased

American Tire Distributors, Inc.	601 108th Avenue NE (two adjacent Suites on Fourth Floor)	Bellevue	WA	98004	Leased

American Tire Distributors, Inc.	15530 E. Euclid Avenue	Spokane Valley	WA	99216	Leased

American Tire Distributors, Inc.	340 Mahn Court	Oak Creek	WI	53154	Leased

American Tire Distributors, Inc.	300 Harris Drive	Poca	WV	25159	Leased

American Tire Distributors, Inc.	1991 Dunlap Way	Casper	WY	82800	Leased

The Hercules Tire & Rubber Company	16380 U.S. Route 224 East, Suite 200	Findlay	OH	45840	Leased

The Hercules Tire & Rubber Company	1714 South Anderson Avenue	Compton	CA	90220	Leased

The Hercules Tire & Rubber Company	33375 Central Avenue	Union City	CA	94587	Leased

Grantor	Address	City	State / Country	Zip/Postal Code	Leased / Owned

The Hercules Tire & Rubber Company	7600 District Boulevard, Suite B	Bakersfield	CA	93313	Leased

The Hercules Tire & Rubber Company	601 South 65th Avenue, Suite 6	Phoenix	AZ	85043	Leased

The Hercules Tire & Rubber Company	11175 East 55th Avenue, Suite 105	Denver	CO	80239	Leased

The Hercules Tire & Rubber Company	9500 North Royal Lane, Suite 160	Irving	TX	75063	Leased

The Hercules Tire & Rubber Company	500 Northpark Central Drive, Suite 200	Houston	TX	77073	Leased

The Hercules Tire & Rubber Company	8627 North East Loop 410, Building E, Suite 100	San Antonio	TX	78219	Leased

The Hercules Tire & Rubber Company	3710 North River Road	Franklin Park	IL	60131	Leased

The Hercules Tire & Rubber Company	9800 N.W. 100th Road, Suite I	Medley	FL	33178	Leased

The Hercules Tire & Rubber Company	9110 King Palm Drive, Suite 106	Tampa	FL	33619	Leased

The Hercules Tire & Rubber Company	2222 Diversified Way	Orlando	FL	32804	Leased

The Hercules Tire & Rubber Company	7515 North Leadbetter	Portland	OR	97203	Leased

The Hercules Tire & Rubber Company	20413 89th Avenue, Building J	Kent	WA	98031	Leased

SCHEDULE 3

Accounts and Inventory Acquired Outside the Ordinary Course of Business

Grantor	Account/Inventory	How Obtained

Summit Tires Northeast, LLC	Both	Asset Purchase Agreement dated as of January 21, 2011 by and among Summit Tires of Massachusetts, Inc., Benjamin Kravitz, Harvey Rudnick, Francis Ledwith and Summit Tires Northeast, LLC

SCHEDULE 5

UCC Financing Statements

See following pages

SCHEDULE 6

UCC Filings and Filing Offices

Grantor	UCC Filing Office

Terry’s Tire Town Holdings, Inc.	Ohio Secretary of State

Terry’s Tire Town, Inc.	Ohio Secretary of State

T & Z Tire Wholesalers, Inc.	Ohio Secretary of State

Englewood Tire Wholesale, Inc.	New Jersey Department of Treasury

Summit Tires Northeast, LLC	Ohio Secretary of State

Terry’s Tire Town Virginia, Ltd.	Ohio Secretary of State

Terry’s Tire Town Baltimore, Ltd.	Ohio Secretary of State

American Tire Distributors Holdings, Inc.	Delaware Secretary of State

American Tire Distributors, Inc.	Delaware Secretary of State

Am-Pac Tire Dist. Inc.	California Secretary of State

Tire Wholesalers, Inc.	Washington Department of Licensing

The Hercules Tire & Rubber Company	Connecticut Secretary of the State

Hercules Asia Pacific, LLC	Connecticut Secretary of the State

Intellectual Property Filings and Filing Offices

Jurisdiction	Grantor

United States Patent and Trademark Office	American Tire Distributors, Inc. Am-Pac Tire Dist. Inc. The Hercules Tire & Rubber Company Terry’s Tire Town, Inc.

SCHEDULE 7

Stock Ownership and Other Equity Interests

Entity	Interest Issued (number and type)	Record and Beneficial Owner	Percentage Ownership	Certificate Numbers
American Tire Distributors Holdings, Inc.	50 shares of Common Stock; $0.01 par value	Accelerate Holdings Corp.	100%	1
American Tire Distributors, Inc.	1,000 shares of Common Stock; $0.01 par value	American Tire Distributors Holdings, Inc.	100%	1
Am-Pac Tire Dist. Inc.	1,200 shares of Common Stock; $0.00 par value	American Tire Distributors, Inc.	100%	7
Tire Wholesalers, Inc.	100 shares of Common Stock; $0.00 par value	American Tire Distributors, Inc.	100%	15
The Hercules Tire & Rubber Company	1,052,794.7274 shares	American Tire Distributors, Inc.	100%	6
Hercules Asia Pacific, LLC	Membership Interests	The Hercules Tire & Rubber Company	100%	N/A
Terry’s Tire Town Holdings, Inc.	100 shares common stock	American Tire Distributors, Inc.	100%	2
Terry’s Tire Town, Inc.	1,500 shares of common stock	Terry’s Tire Town Holdings, Inc.	100%	71
T & Z Tire Wholesalers, Inc.	100 shares of common stock	Terry’s Tire Town Holdings, Inc.	100%	6
Englewood Tire Wholesale, Inc.	100 shares of capital stock	Terry’s Tire Town Holdings, Inc.	100%	2
Summit Tires Northeast, LLC	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A
Terry’s Tire Town Virginia, Ltd.	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A
Terry’s Tire Town Baltimore, Ltd.	Membership Interests	Terry’s Tire Town Holdings, Inc.	100%	N/A

SCHEDULE 8

Debt Instruments

None.

SCHEDULE 9

Deposit Accounts

Grantor	Bank	Address	Bank Account #	Purpose

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		DC Depository

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Operating Account (Deposits & Payments)

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Transfers Account

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		LockBox

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		TireBuyer.com Depository

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Depository

American Tire Distributors, Inc.	Chase	6556 Siegen Lane, Baton Rouge, LA 70809		DC Depository

American Tire Distributors, Inc.	Chase	6556 Siegen Lane, Baton Rouge, LA 70809		DC Depository

American Tire Distributors, Inc.	Rock Branch Comm	P.O. Box 219, Nitro, WV 25143		DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207		DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207		DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207		DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207		DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207	DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207	DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207	DC Depository

American Tire Distributors, Inc.	PNC	200 Providence Road, Suite 300, Charlotte, NC 28207	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	I P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163	DC Depository

American Tire Distributors, Inc.	SunTrust	P.O. Box 305183, Nashville, TN 37230	DC Depository

The Hercules Tire & Rubber Company	JP Morgan Chase Bank NA	28660 Northwestern Highway, Southfield, MI 48034	Concentration - main incoming

The Hercules Tire & Rubber Company	JP Morgan Chase Bank NA	28660 Northwestern Highway, Southfield, MI 48034	Electronic - outgoing wires/ACH

The Hercules Tire & Rubber Company	JP Morgan Chase Bank NA	28660 Northwestern Highway, Southfield, MI 48034	Paper Check

The Hercules Tire & Rubber Company	JP Morgan Chase Bank NA	28660 Northwestern Highway, Southfield, MI 48034	Chase West - depository

The Hercules Tire & Rubber Company	JP Morgan Chase Bank NA	28660 Northwestern Highway, Southfield, MI 48034	Asia Pacific - China

The Hercules Tire & Rubber Company	Key Bank	P.O. Box 10099, Toledo, OH 43699	Depository - check scanners

The Hercules Tire & Rubber Company	Bank of the West	333012 Alvarado Niles Road, Union City, CA 94587	Depository - Bakersfield

The Hercules Tire & Rubber Company	Wells Fargo Bank	P.O. Box 340214, Sacramento, CA 95834	Depository - Portland

Englewood Tire Wholesale, Inc.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Englewood Tire Wholesale, Inc.	Bank of America	P.O. Box 25118 Tampa, FL 33622-5118	Deposit Account for in-house green cash

Englewood Tire Wholesale, Inc.	PNC	One Financial Parkway Locator Z1-Yb42-03-1 Kalamazoo, MI 49009	Deposit Account for in-house green cash

Summit Tires Northeast, LLC	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Summit Tires Northeast, LLC	Bank of America	P.O. Box 27025 Richmond, VA 23261-7025	Deposit Account for in-house green cash

Terry’s Tire Town Baltimore, Ltd.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Terry’s Tire Town Baltimore, Ltd.	Bank of America	P. O. Box 27025 Richmond, VA 23261-7025	Deposit Account for in-house green cash

Terry’s Tire Town Holdings, Inc.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Terry’s Tire Town Holdings, Inc.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Main Concentration Account

Terry’s Tire Town Virginia, Ltd.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Terry’s Tire Town Virginia, Ltd.	Bank of America	P. O. Box 27025 Richmond, VA 23261-7025	Deposit Account for in-house green cash

Terry’s Tire Town, Inc.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking

Terry’s Tire Town, Inc.	Huntington National Bank	220 Market Avenue S. Canton, OH 44702	Regular Checking used for FSA (open but inactive)

Disbursement Accounts

Grantor	Bank	Address	Bank Account #	Purpose

American Tire Distributors, Inc.	Wells Fargo	P.O. Box 63020, San Francisco, CA 94163		Vacation Trust

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA		AP disbursements

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Payroll Disbursements

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Medical Disbursements

American Tire Distributors, Inc.	BoA	600 Peachtree St NE 10th Floor Atlanta, GA 30308-2265		Operating Account (Deposits & Payments)

SCHEDULE 10

Government Contracts

None.

SCHEDULE 11

Advances

None.

SCHEDULE 12A

Intellectual Property

Issued Patents

None.

Pending Patent Applications

None.

US Registered Trademarks & US Pending Trademark Applications

Trademark	Owner/Applicant	Federal Application/ Registration No.

	American Tire Distributors, Inc.	86107218

MILES AHEAD	American Tire Distributors, Inc.	85842700

BUY SMART. DRIVE SAFE.	American Tire Distributors, Inc.	85821446

ATDCONNECT	American Tire Distributors, Inc.	4469168

	American Tire Distributors, Inc.	85821393

	American Tire Distributors, Inc.	85821433

	American Tire Distributors, Inc.	85849099

	American Tire Distributors, Inc.	85854501

	American Tire Distributors, Inc.	85849087

REGUL	American Tire Distributors, Inc.	4302414

	American Tire Distributors, Inc.	4028814

	American Tire Distributors, Inc.	3302482

ENVIZIO	American Tire Distributors, Inc.	3406819

WHEEL WIZARD ENVIZIO	American Tire Distributors, Inc.	3308837

ATDServiceBAY	American Tire Distributors, Inc.	3216533

ATDServiceBAY	American Tire Distributors, Inc.	3415784

ATDONLINE	American Tire Distributors, Inc.	3188225

DRIFZ	American Tire Distributors, Inc.	3386225

Trademark	Owner/Applicant	Federal Application/ Registration No.

	American Tire Distributors, Inc.	3024766

ATD	American Tire Distributors, Inc.	3146443

	American Tire Distributors, Inc.	3998612

	American Tire Distributors, Inc.	3795182

	American Tire Distributors, Inc.	3795181

	American Tire Distributors, Inc.	3894313

	American Tire Distributors, Inc.	3704090

O.E. PERFORMANCE	American Tire Distributors, Inc.	3713864

	American Tire Distributors, Inc.	3704089

AMERICAN TIRE DISTRIBUTORS	American Tire Distributors, Inc.	4284277

EVOLVE YOUR RIDE	American Tire Distributors, Inc.	3700735

WHEELENVIZIO.COM	American Tire Distributors, Inc.	3365163

CRUISER ALLOY	American Tire Distributors, Inc.	3489644

NEGOTIATOR	American Tire Distributors, Inc.	3071313

HEAFNET	American Tire Distributors, Inc.	2173352

REGUL QUESTA	American Tire Distributors, Inc.	2084592

PACER	American Tire Distributors, Inc.	2013348

DYNATRAC	American Tire Distributors, Inc.	1982061

Trademark	Owner/Applicant	Federal Application/ Registration No.

MAGNUM	American Tire Distributors, Inc.	1884613

ICW	American Tire Distributors, Inc.	1835379

PACER	American Tire Distributors, Inc.	1818444

CAPITOL	American Tire Distributors, Inc.	1887070

	American Tire Distributors, Inc.	1522166

	American Tire Distributors, Inc.	1407619

TRAK ‘N’ BLAZER	American Tire Distributors, Inc.	1331956

	American Tire Distributors, Inc.	1327370

WINNER	American Tire Distributors, Inc.	1026159

	American Tire Distributors, Inc.	0974610

AM-PAC	Am-Pac Tire Dist. Inc.	3956363

TERRA TRAC CROSS-V	The Hercules Tire & Rubber Company	86014955

	The Hercules Tire & Rubber Company	4444826

ROAD FORCE	The Hercules Tire & Rubber Company	3482180

SUPER EXPRESS	The Hercules Tire & Rubber Company	3356203

ALL COUNTRY	The Hercules Tire & Rubber Company	3073522

GOLD LABEL	The Hercules Tire & Rubber Company	3410481

BLACK LABEL	The Hercules Tire & Rubber Company	3410480

ICE MASTER	The Hercules Tire & Rubber Company	3325890

ROADTOUR	The Hercules Tire & Rubber Company	4056891

IRONMAN iMOVE	The Hercules Tire & Rubber Company	3932475

Trademark	Owner/Applicant	Federal Application/ Registration No.

TOUR 4.0	The Hercules Tire & Rubber Company	3884077

HERCULES POWER CV	The Hercules Tire & Rubber Company	3929447

IRONMAN IMAGE	The Hercules Tire & Rubber Company	3938615

	The Hercules Tire & Rubber Company	3717939

MERIT MYSTIC CRI	The Hercules Tire & Rubber Company	3804091

BLACKHAWK	The Hercules Tire & Rubber Company	3946628

RIDE ON OUR STRENGTH	The Hercules Tire & Rubber Company	3505165

RAPTIS	The Hercules Tire & Rubber Company	3532134

	The Hercules Tire & Rubber Company	3508541

ALL TRAC	The Hercules Tire & Rubber Company	3491397

	The Hercules Tire & Rubber Company	3449339

HERCULES TIRE INTERNATIONAL	The Hercules Tire & Rubber Company	3310895

R-FORCE	The Hercules Tire & Rubber Company	3644451

TERRA TRAC	The Hercules Tire & Rubber Company	2482486

POLAR TRAX	The Hercules Tire & Rubber Company	2394940

MERIT ALL COUNTRY LXT	The Hercules Tire & Rubber Company	2398388

ULTRA PLUS IV	The Hercules Tire & Rubber Company	2254918

MR	The Hercules Tire & Rubber Company	2134860

SIGNET	The Hercules Tire & Rubber Company	2091937

MRX PLUS IV	The Hercules Tire & Rubber Company	1802671

	The Hercules Tire & Rubber Company	1749007

MERIT	The Hercules Tire & Rubber Company	1715482

TERRA TRAC TOURING LTD.	The Hercules Tire & Rubber Company	2089703

Trademark	Owner/Applicant	Federal Application/ Registration No.

MEGA TR	The Hercules Tire & Rubber Company	1752428

	The Hercules Tire & Rubber Company	1728695

CARMERICA	The Hercules Tire & Rubber Company	1693532

TRAIL DIGGER	The Hercules Tire & Rubber Company	1282370

ELECTRA	The Hercules Tire & Rubber Company	1132666

	The Hercules Tire & Rubber Company	1015747

	The Hercules Tire & Rubber Company	0771896

HERCUMILE	The Hercules Tire & Rubber Company	0893739

H.D.T.L.	The Hercules Tire & Rubber Company	0813014

ULTRAPREME	The Hercules Tire & Rubber Company	0782857

HERCULES	The Hercules Tire & Rubber Company	0713519

NORTHCOAST TUNER.COM	Terry’s Tire Town, Inc.	3,584,562

NORTHCOAST TRUCK.COM	Terry’s Tire Town, Inc.	3,584,563

TIRETEAM	Terry’s Tire Town, Inc.	77/831,790

ONE PRICE DOES IT ALL	Terry’s Tire Town, Inc.	2,640,219

SCHEDULE 12B

Copyrights

None.

SCHEDULE 13

Commercial Tort Claims

None.

SCHEDULE 14

Letters of Credit

None.

Exhibit I to Security Agreement

EXHIBIT I

[Reserved]

Exhibit J to Security Agreement

EXHIBIT J

FORM OF

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Supplement”), to the Security Agreement dated as of March 28, 2014 (the “Security Agreement”), among American Tire Distributors Holdings, Inc., a Delaware corporation (“Holdings”), American Tire Distributors, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors from time to time party thereto and Bank of America, N.A., as collateral agent for the Term Secured Parties (together with its successors in such capacities, the “Term Collateral Agent”).

Reference is made to the Credit Agreement dated as of March 28, 2014 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Company, each Guarantor from time to time party thereto, Bank of America, N.A., as Administrative Agent, and each Lender from time to time party thereto.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable, as referred to therein.

The Grantors have entered into the Security Agreement to secure the Term Obligations. The Security Agreement and the Credit Agreement provide that additional Restricted Subsidiaries required to provide a Guarantee pursuant to and in accordance with the Credit Agreement shall become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and Grantor under the Security Agreement.

Accordingly, the Term Collateral Agent and the New Subsidiary hereby agree as follows:

SECTION 1. In accordance with Section 7.11 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Term Obligations, does hereby create and grant to the Term Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include and be a reference to the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Term Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Collateral of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Term Collateral Agent for its reasonable documented out-of-pocket expenses in connection with this Supplement, including, without limitation, the reasonable fees, other charges and disbursements of counsel for the Term Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Term Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

BANK OF AMERICA, N.A., as Term Collateral Agent

By
Name:
Title:

Schedule I

to the Joinder Agreement to the

Security Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to the Joinder Agreement to the

Security Agreement

PLEDGED COLLATERAL

Name of Issuer	Record Owner	Percentage of Outstanding Shares

Schedule III

to the Joinder Agreement to the

Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT AND PATENT APPLICATIONS

Patent	Owner	Federal Registration No.

TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark	Owner	Federal Registration No.

COPYRIGHT REGISTRATIONS

Copyright	Owner	Federal Registration No.

Exhibit K to Security Agreement

EXHIBIT K

FORM OF GRANT OF SECURITY INTEREST IN [PATENT/COPYRIGHT/TRADEMARK] RIGHTS

THIS GRANT OF SECURITY INTEREST IN [PATENT/COPYRIGHT/TRADEMARK] RIGHTS (this “Agreement”) dated as of [                    ] is made by [NAME OF GRANTOR] (“[Grantor]”), a [jurisdiction] [entity type], with offices at [address of Grantor] (the “Grantor”), in favor of BANK OF AMERICA, N.A., a national banking association, with offices at 100 N. Tryon Street, Charlotte, North Carolina, 28255, as Administrative Agent and Term Collateral Agent (in such capacity, the “Agent”) for the Secured Parties, in accordance with the Credit Agreement dated as of March 28, 2014 (as amended, restated, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among American Tire Distributors Holdings, Inc., the Borrower, the Guarantors from time to time party thereto, the Agent and the Lenders from time to time party thereto.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Borrower has obtained from the Agent and the Lenders the Initial Term Loans (as defined in the Credit Agreement);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain other subsidiaries of the Borrower have executed and delivered a Security Agreement, dated as of March 28, 2014, in favor of the Agent (together with all amendments and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantor has agreed to grant to the Agent for the benefit of the Secured Parties, a continuing security interest in all Intellectual Property, including, without limitation, the [Patents/Copyrights/Trademarks]; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make the Initial Term Loans, and to secure the Secured Obligations, the Grantor agrees, for the benefit of the Agent and the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

SECTION 2. Notice of Grant of Security Interest. Pursuant to the Security Agreement, the Grantor assigns and grants to the Agent, on behalf and for the benefit of the Secured Parties, and to secure the prompt and complete payment and performance of all Term Obligations, a security interest in all of its right, title and interest in, to and under the Grantor’s [Patents/Copyrights/Trademarks] (including, without limitation, those items listed on Schedule A hereto).

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the [United States Patent and Trademark Office/United States Copyright Office]. The security interest granted hereby has been granted to the Agent for the benefit of the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Agent and the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent and the Secured Parties with respect to the security interest in the [Patents/Copyrights/Trademarks] granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including, without limitation, the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[Remainder of page intentionally left blank; Signatures appear on following page.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[NAME OF GRANTOR],
as Grantor

By:
Name:
Title:

[Grant of Security Interest in [Patent/Copyright/Trademark] Rights]

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

[Grant of Security Interest in [Patent/Copyright/Trademark] Rights]

Schedule A

[Trademark Registrations and Applications]

Trademark	Owner/Applicant	Federal Application/ Registration No.

[Copyright Registrations and Applications]

Serial No. or Registration No.	Country	Issue or Filing Date	Description

[Patents and Patent Applications]

Serial No. or Patent No.	Date	Issue Title	Country	Patent Owner

Schedule A - 1